MEEDER ADVISOR FUNDS



        2000 SEMI-ANNUAL REPORT


        Tactical Asset Allocation Fund
        Utility Growth Fund
        Core Equity Fund
        International Equity Fund


        June 30, 1999



MEEDER ADVISOR FUNDS
P.O. Box 7177                                   [PHOTO]
Dublin, Ohio 43017
800-494-3539

Distributed by
Adviser Dealer Services, Inc.

PERFORMANCE CAPSULE

Period & Average Annual Total Returns
as of 6/30/00

BEFORE DEDUCTION      TACTICAL ASSET
OF SALES CHARGES      ALLOCATION FUND(1)   UTILITY GROWTH FUND(2)  CORE EQUITY FUND(3)  INTERNATIONAL(4)
                     A Shares   C Shares    A Shares   C Shares    A Shares   C Shares    EQUITY FUND
                     --------   --------    --------   --------    --------   --------    -----------
Year to Date         -11.66%     11.87%       5.31%      5.02%      -0.88%     -1.04%       -2.88%
1 Year                -8.25%      8.57%      12.34%     11.71%       4.66%      4.38%       23.01%
3 Years               10.41      10.23%      18.75%     18.36%         --         --          --
5 Years                 --       12.15%        --         --           --         --          --
Life of Fund          13.17%     12.82%      18.09%     17.77%      15.04%     14.87%       14.73%


NET OF                TACTICAL ASSET
SALES CHARGES         ALLOCATION FUND       UTILITY GROWTH FUND     CORE EQUITY FUND     INTERNATIONAL
                     A Shares*  C Shares**  A Shares*  C Shares**  A Shares*  C Shares**  EQUITY FUND*
                     --------   --------    --------   --------    --------   --------    -----------
Year to Date         -16.72%    -13.13%      -0.73%      3.52%      -6.60%     -2.53%       -8.47%
1 Year               -13.52%     -9.65%       5.89%     10.23%      -1.34%      2.88%       15.91%
3 Years                8.26%     10.23%      16.43%     18.36%        --         --           --
5 Years                 --       12.15         --         --          --         --           --
Life of Fund          11.48%     12.82%      16.69%     17.77%      12.74%     14.87%       12.36%


To obtain a prospectus containing more complete information about Meeder Advisor Funds, including other fees and expenses that apply to a continued investment in the Funds, you may call Meeder Advisor Funds at (800)494-3539 or write P.O. Box 7177, Dublin OH 43017. Please read the prospectus carefully before investing.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. All performance figures represents total returns and average annual total returns for the periods ended 6/30/99. Investment performance represents total return and assumes reinvestment of all dividend and capital gain distributions. The investment value and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser waived a portion of its management fees and/or reimbursed expenses in order to reduce the operating expenses of the Tactical Asset Allocation Fund, Utility Growth Fund, Core Equity Fund, and International Equity Fund during each period shown above.

*    Reflects the deduction of 5.75% maximum sales charges.

**   Reflects the deduction of contingent deferred sales charges as follows:
     1.50% if redeemed within 18 months from date of purchase; 0.75% if redeemed after 18 months but within 24 months from date of purchase; 0.00% thereafter.


1 Inception Date for Class A shares 8/1/96; for Class C shares 6/1/95. 2 Inception Date for Class A and Class C shares 7/11/95.
3 Inception Date for Class A and Class C shares 7/31/97.
4 Inception Date 9/2/97.

SEMI-ANNUAL MARKET COMMENTARY

     Those of us who have taken a more tempered approach to the technology-powered bull equity market over the last two-and-a- half years, warning investors time and again of the perils of sky-high stock valuations and narrow market leadership, were vindicated in the first six months of 2000. It seems that investors finally paid attention to fundamentals such as dividends, p/e ratios, corporate profits and real earnings -- statistics that as of late seemed only to matter to Finance 101 students.

     So far this year, we have witnessed tremendous rotation in the equity market. Investors began the year with a tech-stock buying binge, accumulating technology issues and selling off "old economy" stocks. Then, upon dumping these very same technology and dot-com stocks, they doted on the classic equities of the "old economy". The Nasdaq Composite Index* - seen by many investors as the pulse of the "new economy" - surged in the 1st Quarter, returning 12% for the quarter while the S&P 500* eked out a 2% gain and the Dow Jones Industrial Average* declined more than 4%. However, the tide turned in March as the Nasdaq fell nearly 10% on three separate trading days. This occurred even while many technical indicators of broad market performance, such as advance/decline statistics, showed signs of improvement.

     The declines increased dramatically in April and May. Upon reaching its lowest point for the year on May 23, the Nasdaq Composite Index declined 37% from its March 10 high. The S&P 500 declined 10% from its high on March 23 to its low point on April 14. However, during the short 4-day trading week following Memorial Day, the Nasdaq jumped 19% -- its highest weekly increase on record. The S&P 500 rose 7% during this week as well. The market was relatively quiet for the remainder of June, with the major indices closing out a wild six-month period in a narrow trading range.

     In the fixed income market, bonds staged a rally that brought yields on 10-year Treasury notes down to 6.04% on June 30 from 6.45% on December 31, 1999. Most of this rally occurred despite the fact that the Federal Reserve Board increased the short-term Federal Funds target rate three times during this period. The Fed's actions were prompted by inflationary pressures which were fueled by tightening labor markets and rising energy prices.

     While the bond rally seemed orderly on the surface, the fixed income market was in fact quite volatile during the first six months of 2000. Beginning in January and lasting through April, securities maturing seven years or longer rallied. Quality spreads widened as corporate bonds were excluded from the upturn and the Treasury yield curve inverted. As investors priced their expectations of the Federal Open Market Committee's meetings in May and June, yields on 10-year notes rose from 5.80% to 6.57%. In the end, however, the Treasury market rallied again to close June 30 at a yield of 6.04% .

* The NASDAQ Composite Index is an unmanaged index of all the stocks traded on the NASDAQ exchange. The S&P 500 Composite Stock Index is an unmanaged index based on market capitalization. The Dow Jones Industrial Average is an unmanaged index of 30 selected stocks. These indices incur no sales charges, expenses, or fees. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

SEMI-ANNUAL MARKET COMMENTARY
Continued from Page 3

     The volatile and weak equity market naturally affected the performance of our funds. THE TACTICAL ASSET ALLOCATION FUND was overweighted in technology and telecommunications while these sectors corrected in April and May. On top of this, our investment discipline did not perform in a manner that we expected as the market indices declined. The Fund declined -14.27% for Class A Shares and -14.37% for Class C Shares before sales charges in the 2nd Quarter. For the year to date, the Fund was down -11.66% for Class A Shares and -11.83% for Class C Shares before sales charges. More detailed commentary about the Tactical Asset Allocation Fund can be found on page 5.

     During the 1st Quarter, the advance in telecommunications stocks aided the performance of THE UTILITY GROWTH FUND. As investors moved to relatively safe stocks during the tech slide, the overall utilities sector enjoyed strong performance. The Utility Growth Fund had a 5.31% year-to-date total return for Class A Shares and 5.02% year-to-date total return for Class C Shares before sales charges. More detailed commentary on the Utility Growth Fund can be found on page 6.

     THE CORE EQUITY FUND was heavily weighted toward technology as well, with about 30% of the Fund's portfolio invested in the sector. However, the Fund's "sector neutral, style neutral" investment strategy kept the Fund on par with its benchmark during the first half of 2000, declining -0.88% for Class A Shares and -1.04% for Class C Shares before sales charges, compared to the -0.43% decline of the S&P 500 Index over the same period. More detailed commentary about The Core Equity Fund can be found on page 7.

     Equity markets around the world also experienced high volatility and sharp corrections in the "new economy" sectors. THE INTERNATIONAL EQUITY FUND overweighted these sectors early in the year, and enjoyed strong relative returns as these sectors performed well. By June 30, however, the Fund was hurt by the slide in global technology stocks, declining -2.88% for the year-to-date before sales charges. The MSCI EAFE Index decline -1.73% over the same period. More detailed commentary on the International Equity Fund can be found on page 8.

     We believe the markets are at a critical defining point as we look ahead to the second half of 2000. On the bright side, the Federal Reserve may achieve the desired "soft landing" for the U.S. economy and the bulls can resume their charge in the equity markets. On the dark side, inflationary pressures may continue to swell, compelling the Federal Reserve to raise rates again. Even worse, the economy may have already turned to the downside.

     Over the last six months, volatility in the financial markets has created more uncertainty and less clarity for investors. It is essential, therefore, that investors utilize the experience and expertise of seasoned professional investment managers to help them strive for their long-term financial goals.

TACTICAL ASSET ALLOCATION FUND

MARKET PERSPECTIVE

     The first half of the Year 2000 was a tale of two quarters for The Tactical Asset Allocation Fund. Looking at the first quarter of 2000, our Strategic Fund Selection discipline identified early the opportunity for continued overwhelming strength in the telecommunications and technology sectors. The risk/reward relationships in the equity market improved as more stocks participated in the advance of the market. Moreover, our interest rate models turned positive after over twelve months negative territory. These factors turned our investment discipline positive, and we increased our equity exposure from 50% to 75% on March 17.

     The 2nd Quarter was a different story. Not only did the equity market suffer its worse decline in a number of years, but the Fund was overweighted in technology and telecommunications while these sectors corrected during this weak two-month period. These same holdings contributed greatly to the Fund's performance in the 1st Quarter and in previous years, but it hurt us when these sectors corrected in the second quarter. Also, in the 2nd Quarter our investment discipline did not perform in the manner that we expected. By mid-April, the market indices declined below our stop-loss levels (considered the last line of defense in our strategy) and we quickly adopted a fully defensive position. By May, the market stabilized and we increased equity exposure of the Fund to 50%, investing predominantly in funds that track the performance of the S&P 500 index.

     From a historical standpoint, last quarter's returns were uncharacteristic, and it is important for investors to keep a long-term perspective with their equity investments. It is important to realize that the Fund's weaker performance can be isolated to just two months: April and May. Our disciplines have provided competitive results, and we believe that they will do so in the future. For the second half of the year, we are looking for a clearer investment picture to develop in the equity markets before making a further commitment to increase our exposure. We believe that our investment discipline is positioned to seek out opportunities for investors, wherever they appear in financial markets.

[PHOTOS] Robert S. Meeder and Philip A. Voelker, Portfolio Managers

PERFORMANCE PERSPECTIVE

PERIOD & AVERAGE ANNUAL TOTAL
RETURNS as of 6/30/00

before sales charges    Class A      Class C
--------------------    -------      -------
  Year to Date         -11.66%      -11.83%
  1 Year                -8.25%       -8.57%
  3 Years               10.41%       10.23%
  5 Years                 --         12.15%
  Life of Fund*         13.17%       12.82%

net of sales charges**  Class A      Class C
----------------------  --------     -------
  Year to Date         -16.72%      -13.13%
  1 Year               -13.52%       -9.65%
  3 Years                8.26%       10.23%
  5 Years                 --         12.15%
  Life of Fund*         11.48%       12.82%

* Inception Date: Class A 8/1/96; Class C 6/1/95

** Class A shares reflect deduction of 5.75% maximum sales charges. Class C shares reflect deduction of contingent deferred sales charges as follows:
     1.50% if redeemed within 18 months from date of purchase; 0.75% if redeemed after 18 months but within 24 months from date of purchase; 0.00% thereafter.

Please see additional fund performance information on page 2.


PORTFOLIO HOLDINGS as of 6/30/00*

[GRAPH] The following information was presented as a pie chart:

1) Cash Equivlaents             59%
2) Federated S&P MAX-Cap Fund   30%
3) S&P 500 Futures              11%


*Portfolio holdings are subject to change.

UTILITY GROWTH FUND

SEMI-ANNUAL MARKET PERSPECTIVE

     The Utility Growth Fund outperformed the average utility fund for the first half of the year, with a total return of 5.31% for Class A Shares and 5.02% for Class C Shares before sales charges. In comparison, the average utility fund returned 1.84%, according to Morningstar.

     Fund selection was key to performance in the first half of 2000. The utilities market was generally weak to start the year, but picked up as investors sought refuge in the usual "defensive" stocks -- many of which are in the utilities market -- as declines spread through the equity market during the period from March to May. Our gas distribution holdings helped substantially during this time, although light merger and acquisition activity and sluggish performance from the telecom sector constrained Fund performance.

     We are also anticipating the possibility of revaluation of several "traditional" stocks in our portfolio, if investors return from ethereal valuation levels to the real truths on investing. Following the equity market decline in the 2nd Quarter, many of our favorite stocks are now attractively priced, giving us the opportunity to increase our positions at reasonable valuation levels.

     Our positive view of the investment environment for utilities remains unchanged. Uncertainty in other areas of the equity market should benefit our more predictable niche of the investment universe. We are watching some areas of the market closely-namely, the electric and natural gas sectors, which are strained by increased demand. All in all, the current utilities market is more interesting than it has been in many years, and investors must be watchful for opportunities for growth.

     BECAUSE THE UTILITY GROWTH FUND CONCENTRATES ITS INVESTMENTS IN PUBLIC UTILITY COMPANIES, THE VALUE OF THE FUND'S SHARES MAY FLUCTUATE MORE THAN IF INVESTED IN A GREATER NUMBER OF INDUSTRIES. CHANGES IN INTEREST RATES MAY ALSO AFFECT THE VALUE OF UTILITY STOCKS, AND RISING INTEREST RATES CAN BE EXPECTED TO REDUCE THE UTILITY GROWTH FUND'S NET ASSET VALUE.

[PHOTO] Lowell G. Miller, Portfolio Manager

PERFORMANCE PERSPECTIVE

PERIOD & AVERAGE ANNUAL TOTAL
RETURNS as of 6/30/00

before sales charges  Class A      Class C
--------------------  -------      -------
  Year to Date         5.31%        5.02%
  1 Year              12.34%       11.71%
  3 Years             18.75%       18.36%
  Life of Fund*       18.09%       17.77%


net of sales charges**  Class A    Class C
----------------------  -------    -------
  Year to Date          -0.73%       3.52%
  1 Year                 5.89%      10.23%
  3 Years               16.43%      18.36%
  Life of Fund*         16.69%      17.77%

* Inception Date for Class A and Class C shares 7/11/95

** Class A shares reflect deduction of 5.75% maximum sales charges. Class C shares reflect deduction of contingent deferred sales charges as follows:
     1.50% if redeemed within 18 months from date of purchase; 0.75% if redeemed after 18 months but within 24 months from date of purchase; 0.00% thereafter.

Please see additional fund performance information on page 2.


SECTOR WEIGHTINGS as of June 30, 2000*

[GRAPH] The following information was presented as a pie chart:

1) Telecomm. Services         28%
2) Oil/Gas Domestic           21%
2) Natural Gas (Distributor)  16%
4) Electric Utility           13%
5) Electric/Gas Utility       11%
6) Water Utility               7%
7) Computer Software           1%
8) Cash Equivalents            3%

* Sector Weightings are subject to change.

CORE EQUITY FUND

SEMI-ANNUAL MARKET PERSPECTIVE

     For the six months ended June 30, 2000, the Core Equity Fund underperformed its benchmark, the S&P 500 Index. The Fund declined -0.88% for Class A Shares and -1.04% for Class C Shares before sales charges during this period, compared with the -0.43% decline for the S&P 500. Sector rotation was fast and furious and the market gave investors several reasons to sell in the 1st Quarter: two short-term rate increases by the Federal Reserve Board; an inverted yield curve; and strange behavior in the technology and "new economy" sectors. The Fund's "sector neutral, style neutral" investment strategy seeks to avoid overweighting or underweighting any sector. Thus, Fund performance is more closely related to the performance of the S&P 500 Index.

     In addition to rotation, the stock market also experienced sharp volatility in the first half of 2000. The major market indices rose or fell by 1% or more on 55 trading days in the 1st and 2nd Quarters. We have commented on the volatility of the market for many quarters now, and it seems this condition is unlikely to change anytime soon. Although stock market performance was by and large positive in June.

     One key to the future growth of equities is interest rates. The Fed has now raised short-term rates six times in the last 12 months. If we are nearing the end of this cycle of rate increases, it appears likely that financial services and other rate-sensitive sectors will get a boost from renewed investor interest. It is far from certain, however, that the Fed is done hiking interest rates this year.

     Current consensus is that the Federal Reserve will be able to achieve a "soft landing" for the U.S. economy, although every economic report that comes out adds more uncertainty to the outcome. It is certain that the equity market will require a lessening in the interest rates in order to resume growth.

[PHOTO] William L. Gurner, Portfolio Manager


PERFORMANCE PERSPECTIVE

PERIOD & AVERAGE ANNUAL TOTAL
RETURNS as of 6/30/00

before sales charges  Class A      Class C
--------------------  -------      -------
  Year to Date        -0.88%       -1.04%
  1 Year               4.66%        4.38%
  Life of Fund*       15.04%       14.87%

net of sales charges**  Class A    Class C
----------------------  -------    -------
  Year to Date          -6.60%      -2.53%
  1 Year                -1.34%       2.88%
  Life of Fund1         12.74%      14.87%

*    Inception Date for Class A and Class C shares 8/1/97

** Class A shares reflect deduction of 5.75% maximum sales charges. Class C shares reflect deduction of contingent deferred sales charges as follows:
     1.50% if redeemed within 18 months from date of purchase; 0.75% if redeemed after 18 months but within 24 months from date of purchase; 0.00% thereafter.

Please see additional fund performance information on page 2.


SECTOR WEIGHTINGS as of June 30, 2000*

[GRAPH] The following information was presented as a pie chart:

Sector                   Manager        % of Portfolio
------                   -------        --------------
1) Technology            RCM                28%
2) Finance               Delta Capital      13%
3) Health                Alliance           11%
4) Utility               Miller Howard       9%
5) Cons. Non-Durables    Barrow Hanley       8%
6) Energy                Mitchell Group      6%
7) Capital Goods         Hallmark            5%
8) Cons. Durables        Barrow Hanley       5%
9) Materials & Services  Ashland             4%
10) Transportation       Miller Howard       1%
11) S&P 500 Futures                          7%
12) Cash Equivalents                         3%

* Sector Weightings are subject to change.

INTERNATIONAL EQUITY FUND

SEMI-ANNUAL MARKET PERSPECTIVE

     The International Equity Fund outperformed the average foreign stock for year-to-date total return. For the six months ended June 30, 2000, the Fund declined -2.88% before sales charges, compared with the -4.04% total return for the average foreign stock fund for the same period, according to Morningstar. The MSCI EAFE Index* declined -1.73% over the same time period.

     World stock markets were volatile during the first half of 2000. At the start of the year, world equity markets fell back as investors took profits following a strong finish to 1999. The "new economy" sectors of technology, media, and telecommunications continued to lead through most of the 1st Quarter. The Fund was overweighted in these sectors, which aided overall performance throughout the first three months of the year, until a sharp correction in mid-March led us to reduce our exposure. Regionally, most of the Fund's 1st Quarter returns came from Europe and the U.K., although good stock selection in Asia helped the Fund as well.

     As volatility rocked global stock markets to start the 2nd Quarter, we took a less aggressive position with our regional and sector weightings. We maintained our country allocation weightings close to that of the index, adhering to a low risk strategy. Although we reduced our exposure to the "new economy" sectors , we remained overweighted in technology and telecommunications stocks until May, when we established a neutral position. When these issues fell to low levels, we bought back into these sectors, hoping to take advantage of any potential growth that may emerge following the brief bear market.

     Looking ahead, we expect Europe and Asia to be bolstered by continued economic recovery. Investors everywhere remain skittish due to uncertainty over the sustainability of U.S. economic growth and the direction of U.S. interest rates. Although short-term volatility may continue, stocks could rally if the U.S. Federal Reserve manages to achieve a "soft landing" for the U.S. economy.


* The MSCI Eafe Index is a widely recongnized unmanaged index of over 1000 stock prices from companies in Europe, Australasia, and the Far East. This index incurs no sales charges, expenses, or fees. Past performance of an index is no guarantee of future results. It is not possible to invest directly in an index.

   IN EXCHANGE FOR GREATER POTENTIAL REWARDS, FOREIGN INVESTMENTS INVOLVE GREATER RISK THAN U.S. INVESTMENTS. THESE RISKS INCLUDE POLITICAL AND ECONOMIC UNCERTAINTIES OF FOREIGN COUNTRIES AND CURRENCY FLUCTUATIONS. THESE RISKS MAY BE MAGNIFIED IN COUNTRIES WITH EMERGING MARKETS, SINCE THOSE COUNTRIES MAY HAVE RELATIVELY UNSTABLE GOVERNMENTS AND LESS ESTABLISHED ECONOMIES.


[PHOTO] Charles Brand, Portfolio Manager


PERFORMANCE PERSPECTIVE

PERIOD & AVERAGE ANNUAL TOTAL
RETURNS as of 6/30/00

  before deduction of sales charges
  ---------------------------------
  Year to Date........................  -2.88%
  1 Year..............................  23.01%
  Life of Fund*.......................  14.73%

  net of sales charges**
  ----------------------
  Year to Date........................  -8.47%
  1 Year..............................  15.91%
  Life of Fund*.......................  12.36%

*    Inception Date 9/2/97

**   Reflects deduction of 5.75% maximum sales charges.

Please see additional fund performance information on page 2.

REGIONAL HOLDINGS as of 6/30/00*

[GRAPH] The following information was presented as a pie chart:

     1) Europe (ex-U.K.)           50%
     2) Japan                      26%
     3) United Kingdom             18%
     4) Pacific Rim (ex-Japan)      3%
     5) Australia/New Zealand       3%

* Regional holdings are subject to change.

Meeder Advisor Funds
2000 Semi-Annual Report



                              PORTFOLIO HOLDINGS &
                              FINANCIAL STATEMENTS

                             Mutual Fund Portfolio
                  Portfolio of Investments as of June 30, 2000
                                  (Unaudited)

   INDUSTRIES/CLASSIFICATIONS                                SHARES OR            VALUE
                                                           FACE AMOUNT

   REGISTERED INVESTMENT COMPANIES - 29.5%
      Federated S&P 500 Maxcap Fund                          1,467,737       $43,474,373
      Mutual Shares Fund                                           418             7,960

      TOTAL REGISTERED INVESTMENT COMPANIES
      (Cost$42,201,077 )                                                      43,482,333

   MONEY MARKET REGISTERED INVESTMENT COMPANIES - 64.8%
       Charles Schwab Money Market Fund                         950,767           950,767
      Fidelity Cash Reserve Money Market Fund               94,873,362        94,873,362

      TOTAL MONEY MARKET REGISTERED INVESTMENT COMPANIES
      (Cost$95,824,129 )                                                      95,824,129

   U.S. GOVERNMENT OBLIGATIONS - 1.7%
       U.S. Treasury Bills
   *  5.64%, due 01/04/01                                       30,100            29,168
   ** 5.79%  due 08/31/00                                    2,464,516         2,477,244

      TOTAL U.S. GOVERNMENT OBLIGATIONS
      (Cost $2,506,472 )                                                       2,506,412

    REPURCHASE AGREEMENT - 4.0%
          Smith Barney Securities LLC, 7.19%, 07/03/00,
             (Collateralized by $6,132,233 various commercial
             papers, 5.47 - 6.60%, 07/03/00 - 09/25/00,
             market value - $6,093,484)                      5,974,000         5,974,000

       TOTAL REPURCHASE AGREEMENT
       (Cost $5,974,000 )                                                      5,974,000

   TOTAL INVESTMENTS - 100.0%
   (Cost $146,505,678)                                                      $147,786,874

                                                            CONTRACTS          VALUE
    FUTURES CONTRACTS
       Long, S&P 500 Futures, face amount $16,632,875
         expiring September 2000                                    45       $16,516,125

      TOTAL FUTURES CONTRACTS                                                $16,516,125




TRUSTEE DEFERRED COMPENSATION***
         Flex-funds Highlands Growth Fund                        1,574           $35,709
         Flex-funds Muirfield Fund                               2,765            15,538
         Flex-funds Total Return Utilities Fund                    609            13,446
         Meeder Advisor International Equity Fund                1,204            20,407

      TOTAL TRUSTEE DEFERRED COMPENSATION
      (Cost    $80,979 )                                                         $85,100

*    Pledged as collateral on Letter of Credit.
**   Pledged as collateral on Futures.
*** Assets of affiliates to the Mutual Fund Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                            Utilities Stock Portfolio
                  Portfolio of Investments as of June 30, 2000
                                   (Unaudited)

   INDUSTRIES/CLASSIFICATIONS                           SHARES OR FACE AMOUNT        VALUE

   COMMON STOCKS - 96.1%

      COMPUTER SOFTWARE & SERVICES - 1.3%
          Covad Communications #                                      15,725         $253,566

      ELECTRIC/GAS UTILITY - 10.9%
          AGL Resources, Inc.                                         18,955          304,465
          MDU Resources Group, Inc.                                   14,220          309,285
          NiSource, Inc.                                              26,485          493,283
          UtiliCorp United, Inc.                                      52,978        1,052,928
                                                                                    2,159,961

      ELECTRIC UTILITY - 12.6%
          Cinergy Corp.                                                  710           18,016
          Keyspan Corp.                                               41,585        1,278,738
          Scottish Power PLC - ADR                                     7,468          249,711
          TECO Energy, Inc.                                           47,215          953,153
                                                                                    2,499,618

      NATURAL GAS (DISTRIBUTOR) - 15.6%
          Columbia Energy Group                                        8,905          587,730
          Eastern Enterprises                                          7,975          494,948
          MCN Energy Group, Inc.                                      31,305          686,754
          Nicor, Inc.                                                  4,975          162,620
          Williams Cos., Inc.                                         28,200        1,159,725
                                                                                    3,091,777

      OIL/GAS (DOMESTIC) - 20.8%
          El Paso Natural Gas Co.                                     15,310          779,853
          Enron Corp.                                                  7,710          511,751
          Kinder Morgan Energy Partners, L.P. #                       19,174          764,563
          Kinder Morgan, Inc.                                         25,680          881,145
          Peoples Energy Corp.                                        10,585          345,997
          Questar Corp.                                               44,695          863,173
                                                                                    4,146,482

      TELECOMMUNICATION SERVICES - 27.8%
          Alltel Corp.                                                17,420        1,080,040
          Bellsouth Corp.                                              9,935          422,238
          CenturyTel, Inc.                                            17,035          494,015
          Global Crossings Ltd. #                                     20,929          552,002
          GTE Corp.                                                    9,585          591,275
          MCI Worldcom Inc. #                                         10,228          469,826
          SBC Communications, Inc.                                    18,735          857,126
          Telephone & DataSystems                                      5,485          559,470
          U.S. West Communications Group                               5,950          511,700
                                                                                    5,537,692




      WATER UTILITY - 7.1%
          American Water Works Co., Inc.                              33,600          842,100
          Azurix Corp. #                                              73,000          565,750
                                                                                    1,407,850

      TOTAL COMMON STOCKS
      (Cost $17,582,424 )                                                          19,096,946

   U.S. GOVERNMENT OBLIGATION - 0.0%
   *  U.S. Treasury Bill 5.64%, due 01/04/01                           1,000              969

      TOTAL U.S. GOVERNMENT OBLIGATION
                                                   (Cost                $971 )            969

   REPURCHASE AGREEMENT - 3.9%
          Smith Barney Securities LLC, 7.19%, 07/03/00,
             (Collateralized by $786,289 various commercial
             papers, 5.47 - 6.60%, 07/03/00 - 09/25/00,
             market value - $781,321)                                766,000          766,000

      TOTAL REPURCHASE AGREEMENT
      (Cost  $766,000 )                                                               766,000


   TOTAL INVESTMENTS - 100.0%
   (Cost   $18,349,395 )                                                          $19,863,915


   TRUSTEE DEFERRED COMPENSATION**
          Flex-funds Highlands Growth Fund                               279           $6,328
          Flex-funds Muirfield Fund                                      470            2,640
          Flex-funds Total Return Utilities Fund                          98            2,157
          Meeder Advisor International Equity Fund                       224            3,795

      TOTAL TRUSTEE DEFERRED COMPENSATION
      (Cost  $14,161 )                                                                $14,920


     ADR: American Depositary Receipts

     L.P.: Limited Partnership

     #    Represents non-income producing securities.

     *    Pledged as collateral on Letter of Credit.

     ** Assets of affiliates to the Utility Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustees Deferred Compensation Plan.

See accompanying notes to financial statements.

                             Growth Stock Portfolio
                  Portfolio of Investments as of June 30, 2000
                                  (Unaudited)

INDUSTRIES/CLASSIFICATIONS                              SHARES OR        VALUE
                                                      FACE AMOUNT

       COMMON STOCKS - 90.1%

          ADVERTISING - 0.1%
          Young & Rubicam, Inc.                               650       $37,091

          AEROSPACE/DEFENSE - 0.7%
          Boeing Co.                                        5,700       239,043
          General Dynamics Corp.                              600        31,312
          Lockheed Martin Corp.                             2,050        50,994
          Northrup Grumman Corp.                              200        13,225
          Raytheon Co. - Class B                            1,000        19,938
          United Technologies Corp.                         2,000       114,625
                                                                        469,137

          AIR TRANSPORTATION - 0.3%
          AMR Corp. #                                         725        19,303
          Delta Air Lines, Inc.                               685        35,748
          Frontier Airlines #                               1,990        28,358
          Southwest Airlines                                3,962        76,021
          USAir Group #                                       350        13,956
                                                                        173,386

          ALUMINUM - 0.2%
          Aluminum Company of America                       5,280       153,120

          AUTO & TRUCK - 0.8%
          Delphi Auto Systems                               1,210        17,772
          Ford Motor Co.                                    4,900       210,394
          General Motors Corp.                              2,600       150,800
          Genuine Parts Co.                                 5,400       110,700
          Paccar, Inc.                                        888        35,256
          TRW, Inc.                                           620        26,893
          Visteon Corp. #                                     641         7,937
                                                                        559,752

          BANKING - 1.0%
          Washington Mutual Savings Bank                    2,303        67,651
          Wells Fargo Co.                                  15,900       628,050
                                                                        695,701

          BEVERAGE -- ALCOHOLIC - 0.6%
          Adolf Coors Company Class B                       2,800       170,450
          Anheuser-Busch Cos., Inc.                         2,900       217,500
                                                                        387,950

          BEVERAGE -- SOFT DRINK - 1.1%
          Coca-Cola Co.                                     7,500       430,313
          Pepsico, Inc.                                     6,500       286,406
                                                                        716,719

          BUILDING MATERIALS - 0.1%
          Masco Corp.                                       1,530        27,731
          Vulcan Materials Co.                                590        25,186
                                                                         52,917

          CAPITAL GOODS - 0.1%
          Ingersoll-Rand                                      870        34,963

          CHEMICAL -- DIVERSIFIED - 0.6%
          Air Products & Chemicals, Inc.                    1,180        36,432
          Dow Chemical Co.                                  3,630       109,808
          E.I. du Pont de Nemours & Co.                     3,980       173,876
          Praxair, Inc.                                       840        31,710
          Rohm & Haas Co.                                   1,185        41,475
                                                                        393,301

          CHEMICAL -- SPECIALTY - 0.0%
          Eastman Chemical Co.                                500        23,937

          COMMERCIAL SERVICES - 0.1%
          Cendant Corp. #                                   6,500        91,000

          COMPUTERS & PERIPHERALS - 5.5%
          Apple Computer #                                  1,400        73,325
          Compaq Computer Corp.                             5,280       133,980
          Convergys Corp. #                                   760        38,950
          Dell Computer Corp. #                            13,700       676,437
          EMC Corp./Mass #                                 10,400       785,850
          Gateway 2000, Inc. #                              1,500        87,000
          IBM Corp.                                         6,740       735,503
          Micron Technology, Inc. #                         3,030       274,215
          QRS Corporation Delaware #                          320         7,680
          Seagate Technology, Inc. #                        1,020        57,056
          Sun Microsystems #                                8,670       788,428
                                                                      3,658,424

          COMPUTER SOFTWARE & SERVICES - 6.0%
          America Online, Inc. #                            5,300       278,581
          BMC Software, Inc. #                              1,100        40,064
          Ceridian Co. #                                      840        20,160
          Check Point Software Technologies LTD #             600       127,463
          Computer Associates International, Inc.           2,390       121,890

          Computer Sciences Corp. #                           950        71,131
          Compuware Corp. #                                   820         8,508
          Covad Communications Corp. #                      4,545        73,288
          Electronic Data System Corp.                      1,760        73,590
          Microsoft Corp. #                                19,580     1,565,176
          Oracle Corp. #                                   14,960     1,257,341
          Sapient Corporation #                               250        26,734
          Seibel Systems, Inc. #                            1,450       237,188
          Unisys Corp. #                                    1,270        18,574
          Veritas Software Co. #                            1,730       195,490
                                                                      4,115,178

          CONSUMER NON-DURABLE - 1.6%
          Colgate Palmolive                                 1,600        94,700
          Fortune Brands, Inc.                              7,800       181,350
          Gillette Co.                                      3,400       115,812
          Haggar Corp.                                     11,500       135,125
          Procter & Gamble Co.                              7,000       388,938
          Sealed Air Corp. #                                  460        24,207
          Tupperware Corp.                                  4,200        92,925
                                                                      1,033,057

          COSMETICS - 0.2%
          Kimberly Clark                                    2,700       154,744

          DATA PROCESSING - 0.6%
          Automatic Data Processing, Inc.                   3,430       183,719
          First Data Corp.                                  2,170       108,636
          Fiserv, Inc. #                                      910        39,358
          I2 Technologies, Inc. #                             700        73,106
                                                                        404,819

          DIVERSIFIED - 1.2%
          Honeywell International, Inc.                     3,402       114,392
          Minnesota Mining & Manufacturing Co.              1,100        92,950
          Norfolk Southern Corp.                            1,830        27,336
          PPG Industries, Inc.                                830        36,779
          Tyco International                                9,240       437,168
                                                                        708,625

          DRUG - 7.1%
          Abbott Labs                                       6,620       290,039
          Bristol Myers Squibb                              7,760       443,290
          Eli Lilly & Co.                                   4,570       452,430
          Merck & Co., Inc.                                11,640       883,912
          Pfizer, Inc.                                     36,297     1,715,033

          Pharmacia Corp.                                   7,180       368,424
          Schering Plough Corp.                            10,130       510,299
                                                                      4,663,427

          DRUGSTORE - 0.2%
          Walgreen Co.                                      3,600       114,750

          ELECTRICAL EQUIPMENT - 4.2%
          General Electric Corp.                           53,322     2,712,757

          ELECTRONIC COMPONENT SEMICONDUCTORS - 6.0%
          Advanced Micro Devices, Inc. #                    2,130       164,809
          Analog Devices #                                  1,550       118,672
          Applied Materials, Inc. #                         3,950       358,215
          Intel                                            13,800     1,844,887
          KLA -Tencor Corp. #                                 600        35,166
          Linear Tech Corp.                                   850        54,294
          LSI Logic Corp. #                                   900        49,387
          Maxim Integrated Products, Inc. #                 1,950       133,057
          Motorola, Inc.                                    9,779       286,574
          Solectron Corp. #                                 2,500       104,844
          STMicroelectronics NV                             3,120       199,485
          Texas Instruments, Inc.                           5,000       343,125
          Xilinx Inc. #                                     2,910       240,257
                                                                      3,932,772

          ELECTRONIC COMPONENTS - 0.2%
          Emerson Electric                                  2,624       158,752

          ELECTRIC UTILITY - 0.7%
          AES Corp. #                                       4,920       219,555
          American Power #                                    960        39,240
          Duke Power Co.                                    2,370       135,386
          Teco Energy, Inc.                                 2,930        59,149
                                                                        453,330

          ELECTRONICS - 0.2%
          Altera Corporation #                              1,200       122,325
          Rockwell International Corp.                        840        26,512
                                                                        148,837

          FINANCE - 6.1%
          Bank One Corp.                                    4,326       116,261
          BankAmerica Corp.                                10,214       451,970
          Chase Manhattan Corp.                             5,850       273,853

          First Union Corp.                                 4,968       125,752
          FleetBoston Financial Corp.                       4,808       167,678
          Federal National Mortgage Association             6,600       346,500
          Federal Home Loan Mortgage Corp.                  9,300       376,069
          Lehman Brothers Holdings, Inc.                    1,500       141,938
          Mellon Bank Corp.                                 4,800       175,800
          Merrill Lynch & Co.                                 800        92,200
          Metris Cos., Inc.                                15,000       382,500
          Morgan Stanley Dean Witter & Co.                  5,200       439,400
          PNC Bank Corp.                                    3,100       146,863
          Providian Financial Corp.                         7,150       643,500
          Ryder Systems, Inc.                                 310         5,948
          SLM Holding Corp.                                 4,000       148,500
                                                                      4,034,732

          FINANCIAL SERVICES - 3.3%
          American Express Co.                              3,600       187,200
          Associates First Capital                         10,400       233,350
          Avery Dennison Corp.                                920        61,640
          Capital One Financial Corp.                      20,600       921,850
          Citigroup, Inc.                                  11,995       739,192
          Concord EFS, Inc. #                                 690        17,854
          H&R Block, Inc.                                   1,020        32,895
                                                                      2,193,981

          FOOD -- DIVERSIFIED - 1.2%
          General Mills                                     4,800       184,200
          Hershey Food Corp.                                4,200       204,488
          H.J. Heinz Co.                                    3,400       149,175
          Safeway, Inc. #                                   3,300       147,056
          Sara Lee Corp.                                    6,400       123,600
                                                                        808,519

          FOREST PRODUCTS - 0.1%
          Georgia Pacific Corp.                             1,130        29,874
          Weyerhauser Co.                                   1,120        48,720
          Willamette Industries, Inc.                         640        17,600
                                                                         96,194

          GOLD/SILVER MINING - 0.1%
          Barrick Gold Corp.                                2,090        38,142

          HEALTH - 1.6%
          American Home Products                            6,580       391,099
          Johnson & Johnson                                 6,620       661,172
                                                                      1,052,271

          INSTRUMENTS -- SCIENTIFIC - 0.2%
          PE Biosystems Group                               1,630       105,644

          INSURANCE -- MULTILINE - 2.5%
          Allstate                                          6,700       153,263
          American International Group                     10,543     1,243,415
          Metlife, Inc. #                                   4,000        83,500
          PMI Group                                         4,300       205,863
                                                                      1,686,041

          INTERNET CONTENT - 0.0%
          Buy.com #                                           700         3,522

          INTERNET SERVICE - 0.5%
          Yahoo, Inc. #                                     2,600       322,238

          INTERNET SOFTWARE - 0.4%
          Ariba, Inc. #                                       550        53,900
          BEA Systems, Inc. #                               1,250        61,719
          Broadvision, Inc. #                               1,050        53,419
          Vignette Corp. #                                  2,050       106,664
                                                                        275,702

          MACHINERY - 0.4%
          Caterpillar, Inc.                                 1,282        43,508
          Deere & Co.                                         717        26,619
          Dover Corp.                                       1,960        79,993
          Halliburton Co.                                   1,100        52,044
          W. W. Grainger                                    1,778        55,229
                                                                        257,393

          MANUFACTURING - 0.0%
          Millipore                                           480        36,150

          MARKETING SERVICES - 0.2%
          Omnicom Group, Inc.                               1,205       107,170

          MATERIALS & SERVICES - 0.3%
          Ecolab, Inc.                                        800        31,150
          Illinois Tool Works, Inc.                           940        53,228
          Pall Corp.                                        1,040        19,565
          Sherwin-Williams Co.                              4,270        92,606
                                                                        196,549

          MEDICAL HMO - 0.0%
          Wellpoint Health Networks #                         440        31,790

          MEDICAL PRODUCTS - 1.2%
          Amgen, Inc. #                                     3,710       260,396
          Guidant Corp. #                                   2,620       129,526
          Human Genome #                                    1,140       151,976
          MedImmune, Inc. #                                 2,850       210,544
          Millennium Pharmaceutical #                         660        73,838
                                                                        826,280

          MEDICAL SERVICES - 0.3%
          Columbia/HCA Healthcare Corp.                     2,880        88,200
          Health Management #                               3,980        51,989
          IMS Health, Inc.                                  1,080        17,888
          Tenet Healthcare Corp. #                          2,250        61,875
                                                                        219,952

          MEDICAL SUPPLIES - 0.7%
          Cardinal Health, Inc                              1,200        88,725
          Medtronic, Inc.                                   7,370       365,276
                                                                        454,001

          MULTIMEDIA - 1.8%
          Comcast Corp. - Class A                           3,900       157,950
          Gannett, Inc.                                     2,200       132,000
          Seagrams Co., Ltd.                                2,000       118,000
          Time Warner, Inc.                                 3,700       280,044
          Viacom, Inc. - Class B  #                         4,953       337,423
          Walt Disney Co.                                   3,700       145,225
                                                                      1,170,642

          NATURAL GAS DISTRIBUTOR - 0.4%
          MCN Corp.                                         6,125       134,367
          Williams Cos., Inc.                               2,600       106,925
                                                                        241,292

          NETWORKING PRODUCTS - 3.6%
          3COM Corp. #                                      1,100        63,319
          Cisco Systems, Inc. #                            33,810     2,149,048
          Network Appliance #                               1,930       155,244
                                                                      2,367,611

          OFFICE AUTOMATION & EQUIPMENT - 1.1%
          Hewlett Packard                                   4,880       607,255

          Pitney Bowes, Inc.                                1,325        52,586
          Xerox Corp.                                       2,180        43,328
                                                                        703,169

          OIL/GAS -- DOMESTIC - 0.7%
          Baker Hughes                                      1,540        50,724
          Burlington Resources                              1,000        38,063
          Enron Corp.                                       3,900       258,863
          Noble Affiliates, Inc.                            2,100        78,881
          USX Marathon Group                                1,800        46,013
                                                                        472,544

          OIL/GAS -- INTERNATIONAL - 2.7%
          BP Amoco PLC Sponsored ADR                        1,148        65,006
          Chevron Corp.                                     3,200       272,200
          Exxon Corp.                                      18,362     1,448,303
          Transocean Sedco                                    619        32,846
                                                                      1,818,355

          OILFIELD SERVICES/EQUIPMENT - 0.9%
          Coastal Corp.                                     1,900       115,663
          Carbo Ceramics, Inc. #                            2,600        91,325
          Kerr-McGee Corp.                                  1,600        93,700
          Schlumberger Ltd.                                 2,300       170,200
          Union Pacific Resources Group, Inc.               5,600       124,250
                                                                        595,138

          OIL & NATURAL GAS - 0.3%
          Apache Corp.                                      1,100        64,763
          Amerada Hess                                        500        31,000
          Ocean Energy, Inc. #                              6,860        96,469
          Sante Fe International Corp.                      1,300        44,931
                                                                        237,163

          PAPER & FOREST PRODUCTS - 0.1%
          International Paper                               2,486        74,413
          Mead Corp.                                          840        21,263
                                                                         95,676

          PETROLEUM -- INTEGRATED - 1.6%
          Conoco, Inc. - Class B                            4,500       110,250
          Occidental Petroleum Corp.                        3,600        76,050
          Phillips Petroleum                                1,100        56,100
          Royal Dutch Petroleum                            10,400       640,250
          Texaco                                            3,100       167,206
                                                                      1,049,856

          PUBLISHING - 0.1%
          The Reader's Digest Association, Inc.             4,900       194,163
          Tribune Co.                                       1,400        48,912
                                                                        243,075

          RAILROAD TRANSPORTATION - 0.2%
          Burlington Northern Santa Fe                      2,005        46,115
          Kansas City Southern Industries, Inc.               540        47,689
          Union Pacific Corp.                                 765        28,448
                                                                        122,252

          RESTAURANT - 0.7%
          McDonalds Corp.                                   8,100       265,275
          Wendy's International, Inc.                      11,500       206,281
                                                                        471,556

          RETAIL GROCERY - 0.2%
          Albertson's, Inc.                                 3,700       123,488
          Kroger Co. #                                      4,100        89,944
                                                                        213,432

          RETAIL STORE - 2.4%
          Action Performance #                             23,400       163,800
          Best Buy Co. #                                    1,700       107,313
          Gap, Inc.                                         2,800        86,625
          Home Depot, Inc.                                  6,500       321,344
          Lowe's Companies                                  2,300        94,300
          Target Stores                                     1,600        91,100
          WalMart Stores, Inc.                             12,800       721,600
                                                                      1,586,082

          SEMICONDUCTOR  - 0.0%
          National Semiconductor Corp. #                      550        31,900

          SERVICES  - 0.1%
          Paychex, Inc.                                     2,182        91,371

          TELECOMMUNICATION EQUIPMENT - 3.9%
          ADC Telecom, Inc. #                               1,150        96,456
          Comverse Technology, Inc. #                         600        55,838
          Corning, Inc.                                     1,240       333,018
          JDS Uniphase Corp. #                              1,670       200,296
          Nokia Corp. - ADR - Class A                       3,050       152,309
          Nortel Networks                                  14,480     1,021,745
          P-Com, Inc. #                                     8,760        49,823

          QUALCOMM, Inc. #                                  3,700       221,769
          Sprint Corp. PCS Group #                          7,355       436,703
                                                                      2,567,957

          TELECOMMUNICATION SERVICES - 8.7%
          Alltel Corp.                                      1,825       113,150
          AT&T Corp.                                       13,765       438,759
          Bell Atlantic Corp.                               8,785       446,388
          BellSouth Corp.                                  10,980       466,650
          Global Crossing LTD #                            24,219       638,776
          Global Telesystems, Inc. #                        8,655       104,401
          GTE Corp.                                         5,320       328,178
          Lucent Technologies, Inc.                         8,570       495,989
          Nextel Communications #                           4,660       284,551
          SBC Communications                               17,674       808,586
          Sprint Corp. FON Group                            5,275       279,905
          Telefonaktiebolaget LM Ericsson ADR               4,000        79,750
          Tellabs, Inc. #                                   1,590       108,915
          Winstar Communications                            3,755       127,201
          Worldcom, Inc. #                                 17,622       809,511
          U.S. West, Inc.                                   2,665       229,190
                                                                      5,759,900

          TOBACCO - 0.7%
          Philip Morris Cos.                               12,500       326,563
          UST, Inc.                                         9,200       135,125
                                                                        461,688

          TOYS - 0.8%
          JAKKS Pacific Co. #                               8,900       131,275
          Toys "R" Us, Inc. #                              26,900       401,819
                                                                        533,094

          TRANSPORTATION - 0.1%
          FDX Corp. #                                       1,000        39,125

          TRAVEL SERVICES - 0.2%
          Carnival Corp.                                    4,800        93,300
          Sabre Holdings Corp. #                              523        14,709
                                                                        108,009

          TRUCKING/TRANSPORTATION LEASING - 0.0%
          CSX Corp.                                         1,017        21,611

         WASTE DISPOSAL NON HAZARDOUS  - 0.1%
          Waste Management, Inc.                            3,670        69,271

          WATER UTILITY  - 0.2%
          Azurix Corp. #                                   16,095       124,736

       TOTAL COMMON STOCKS
       (Cost $46,283,624 )                                           59,991,222

U.S. GOVERNMENT OBLIGATIONS - 0.9%

       U.S. Treasury Bills
       ** 5.64%  01/04/01                                   6,000         5,814
       *  5.79%  08/31/00                                 600,000       594,375

       TOTAL U.S. GOVERNMENT OBLIGATIONS
       (Cost  $600,201 )                                                600,189


REPURCHASE AGREEMENT - 9.0%

          Smith Barney Securities LLC, 7.19%, 07/03/00,
              (Collateralized by $6,133,259 various
              commercial papers, 5.47 - 6.60%, 07/03/00 -
              09/25/00, market value - $6,094,504)       5,975,000    5,975,000

       TOTAL REPURCHASE AGREEMENT
       (Cost  $5,975,000 )                                            5,975,000

TOTAL INVESTMENTS - 100.0%
(Cost $52,858,825 )                                                 $66,566,411


                                                       CONTRACTS      VALUE
FUTURES CONTRACTS
       Long, S&P 500 Futures, face amount $5,227,900           14     5,138,350
          expiring September 2000

       TOTAL FUTURES CONTRACTS                                       $5,138,350

TRUSTEE DEFERRED COMPENSATION***
          Flex-funds Highlands Growth Fund                    594       $13,504
          Flex-funds Muirfield Fund                         1,073         6,032
          Flex-funds Total Return Utilities Fund              250         5,509
          Meeder Advisor International Equity Fund            478         8,110

          TOTAL TRUSTEE DEFERRED COMPENSATION
          (Cost     $31,717 )                                           $33,155

     ADR: American Depositary Receipt

     #    Represents non-income producing securities.

     *    Pledged as collateral on futures contracts.

     **   Pledged as collateral on Letter of Credit.

     *** Assets of affiliates to the Growth Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                            International Equity Fund
            Portfolio of Investments as of June 30, 2000 (Unaudited)


 INDUSTRIES/CLASSIFICATIONS                                       SHARES OR         VALUE
                                                                FACE AMOUNT
 COMMON STOCKS - 100.0%

       ADVERTISING - 0.4%
                      Asatsu - DK, Inc.                                 500    $    20,531
                      Cordiant Communications Group                   2,100         11,861
                      WPP Group PLC                                   4,020         58,822
                                                                                    91,214

       AEROSPACE/DEFENSE - 0.2%
                      BAE Systems PLC                                 9,118         56,962


       AIR TRANSPORT - 0.2%
                      Cathay Pacific Airways                          8,000         14,829
                      Singapore Airlines Ltd.                         2,000         19,797
                                                                                    34,626

       APPAREL - 0.2%
                      Alexon Group PLC #                              3,181          4,437
                      Espirit Holdings Ltd.                           8,000          8,312
                      Onward Kashiyama Co., Ltd.                      2,000         27,186
                                                                                    39,935

       AUTO & TRUCK - 3.0%
                      Autobacs Seven                                    300          9,997
                      Bayerische Motoren Werke AG                     3,600        108,802
                      GKN Ord.                                        3,094         39,549
                      Honda Motor Co., Ltd.                           2,000         68,155
                      Nissan Motor Co., Ltd. #                        7,000         41,299
                      Toyota Motor Corp.                              9,000        410,346
                                                                                   678,148

       AUTOPARTS - 0.3%
                      Denso Corp.                                     3,000         73,064

       BANKING - 15.0%
                      Abbey National PLC                              2,519         30,175
                      Allied Irish Banks PLC                          7,632         68,179
                      Asahi Bank Ltd.                                 5,000         21,051
                      Banca Nazionale del Lavoro #                   31,440        110,607
                      Banco Bilbao Vizcaya Argentaria                 8,000        117,459
                      Banco Santander Central Hispano SA             11,500        121,153
                      Bank of East Asia                               2,000          4,669
                      Bank of Fukuoka Ltd.                            4,000         27,262
                      Bank of Tokyo-Mitsubishi Ltd.                  10,000        120,923
                      Bank of Yokohama Ltd.                           5,000         22,419
                      Banque Nationale de Paris                       2,250        216,231




                      Barclays PLC                                    3,783         94,245
                      Bayerische Hypo-und Vereinsbank AG              1,400         91,338
                      Chiba Bank Ltd.                                 6,000         23,732
                      Christiania Bank Og Kreditkasse                19,100        102,520
                      Commerzbank AG                                  2,550         90,683
                      Commonwealth Bank of Australia                  1,990         32,932
                      Credit Lyonnais                                 1,600         75,967
                      Credit Suisse Group                               500         99,330
                      Dai-Ichi Kangyo Bank Ltd.                       6,000         45,594
                      Daiwa Bank Ltd.                                 6,000         15,575
                      DBS Group Holdings Ltd.                         2,000         25,702
                      Deutsche Bank AG                                1,720        141,683
                      Dexia                                             850        125,205
                      ForeningsSparbankens - AB                       7,500         93,206
                      Halifax PLC                                     3,230         31,051
                      Hang Seng Bank Ltd.                             4,100         38,920
                      HSBC Holdings PLC                              21,077        241,407
                      Industrial Bank of Japan Ltd.                   6,000         45,537
                      ING Groep NV                                    4,200        283,503
                      Macquarie Bank Ltd.                               620          9,664
                      Mitsubishi Trust                                4,000         31,076
                      National Australia Bank Ltd.                    3,190         53,188
                      Overseas-Chinese Banking Corp., Ltd.            3,000         20,666
                      Royal Bank of Scotland Group PLC                5,063         84,908
                      San Paolo - IMI SpA #                           8,100        143,562
                      Sanwa Bank Ltd.                                 4,000         31,944
                      Softbank Corp.                                    700         95,153
                      Sumitomo Bank Ltd.                              9,000        110,445
                      Sumitomo Trust                                  4,000         28,508
                      Tokai Bank Ltd.                                 5,000         24,685
                      Unicredito Italiano Spa #                      25,000        119,413
                      United Overseas Bank Ltd.                       2,000         13,083
                      Westpac Banking Corp.                           3,940         28,374
                                                                                 3,352,927

       BEVERAGE -- ALCOHOLIC - 0.5%
                      Bass PLC                                        3,244         36,547
                      Diageo PLC                                      8,720         78,407
                                                                                   114,954

       BREWERY - 0.2%
                      Asahi Breweries Ltd.                            2,000         23,958
                      Foster's Brewing Group Ltd.                     7,950         22,331
                                                                                    46,289




       BROADCASTING -- CABLE TV - 0.7%
                      British Sky Broadcasting Group PLC #            3,010         58,968
                      Reuters Holdings PLC                            3,368         57,555
                      Tokyo Broadcasting System, Inc.                 1,000         43,234
                                                                                   159,757

       BROADCASTING & PUBLISHING - 0.9%
                      Austar United Communications Ltd. #             1,440          4,857
                      Fox Kids Europe #                               4,650         73,150
                      News Corporation Ltd.                           8,230        113,129
                                                                                   191,136

       BUILDING & CONSTRUCTION - 1.1%
                      AMEC PLC                                        3,000          8,529
                      China Unicom #                                  2,000          4,246
                      CRH PLC                                         3,400         61,265
                      Obayashi Corp.                                 15,000         66,409
                      RMC Group PLC                                   1,684         21,960
                      Sekisui House                                   4,000         37,042
                      Vinci                                           1,350         55,988
                                                                                   255,439

       BUILDING MATERIALS - 0.5%
                      LaFarge                                         1,300        100,889

       CHEMICALS - 1.5%
                      Nippon Sanso Corp.                             16,000         55,732
                      SGL Carbon AG #                                 1,600        106,323
                      Shin-Etsu Chemical Co., Ltd.                    2,000        101,572
                      Sumitomo Bakelite                               6,000         79,124
                                                                                   342,751

       CHEMICALS -- DIVERSIFIED - 1.1%
                      Aventis SA                                      2,700        196,796
                      BOC Group PLC                                   2,310         33,275
                      Tosoh                                           8,000         40,402
                                                                                   270,473

       COMMERCIAL SERVICES -0.2%
                      Benesse Corp.                                     600         41,629


       COMPUTERS & PERIPHERALS - 1.8%
                      Creative Technology Ltd.                          100            535
                      Fujitsu Ltd.                                    5,000        173,219
                      Fujitsu Support  & Service Inc.                   200         19,823
                      Konami Co. Ltd.                                   300         18,974




                      Logica PLC                                      1,230         29,169
                      Misys PLC                                       2,982         25,231
                      NEC Corp.                                       3,000         94,303
                      Psion PLC                                       2,000         19,378
                      The Sage Group PLC  #                           4,020         32,611
                                                                                   413,243

       CONTAINERS -- PAPER & PLASTIC - 0.1%
                      Bunzl PLC                                       6,100         32,743

       COSMETICS - 0.4%
                      Kao Corp.                                       3,000         91,754

       DISTRIBUTION WHOLESALER - 0.4%
                      Li & Fung Ltd.                                  2,000         10,006
                      Marubeni Corp. #                               11,000         37,901
                      Mitsui & Co.                                    6,000         45,877
                                                                                    93,784

       DIVERSIFIED - 2.9%
                      BBA Group PLC                                   4,000         26,262
                      Brambles Industries Ltd.                          640         19,636
                      Broken Hill Proprietary Co., Ltd.               5,010         59,136
                      Citic Pacific Ltd.                              2,000         10,468
                      Granada Group PLC                               6,534         65,390
                      Hutchison Whampoa Ltd.                          8,800        110,627
                      Lagardere SCA                                   1,100         83,899
                      Mitsubishi Corp.                                5,000         45,264
                      PT Multimedia Servicos #                        1,000         49,577
                      RioTinto Ltd.                                   1,280         21,128
                      Swire Pacific Ltd.                              3,000         17,548
                      Vivendi                                         1,480        130,450
                                                                                   639,385

       DRUG - 2.1%
                      Elan Corp. PLC #                                1,000         48,063
                      Roche Holdings AG                                  19        184,713
                      Sankyo Co., Ltd.                                2,000         45,216
                      Smithkline Beecham PLC                         13,842        181,552
                                                                                   459,544

       ELECTRIC PRODUCTION -- MISCELLANEOUS - 2.8%
                      Chubu Electric Power Co., Inc.                  1,800         32,029
                      CLP Holdings Ltd.                               5,000         23,283
                      Hitachi Ltd.                                   10,000        144,428




                      Mitsubishi Electric Corp.                       2,000         21,674
                      National Grid Group PLC                         3,400         26,860
                      Rohm Corp. Ltd.                                   300         87,790
                      Sanyo Electric Co., Ltd.                        9,000         81,050
                      Scottish Power PLC                              2,783         23,631
                      Sharp Corp.                                     3,000         53,098
                      Tokyo Electric Power Co.                        1,400         34,162
                      Union Electric Fenosa #                         6,000        108,401
                                                                                   636,406

       ELECTRONIC COMPONENT -- MISCELLANEOUS - 6.2%
                      Advantest Corp.                                   100          22325
                      Arm Holdings PLC #                              1,100         11,809
                      Chartered Semiconductor Manufacturing Lt        2,000         17,482
                      Epcos AG                                          800         78,827
                      Fanuc Ltd.                                        400         40,742
                      Johnson Electric Holdings Ltd.                  2,000         18,921
                      Kyocera Corp.                                     400         67,928
                      Lernout & Hauspie Speech Products NV #          2,000         85,500
                      Mabuchi Motor Co., Ltd.                           400         51,730
                      Matsushita Electric Industrial Co., Ltd.        6,000        155,756
                      Minebea Co., Ltd.                               2,000         25,110
                      Murata Manufacturing Co., Ltd.                  1,000        143,673
                      Natsteel Electonics                             1,000          3,068
                      Perlos Oyj                                      1,500         47,336
                      Sony Corp.                                      2,500        233,634
                      STMicroelectronics NV                           1,100         69,217
                      Sumitomo Electric Industries                    6,000        102,969
                      Terumo Corp.                                    1,000         33,889
                      Tokyo Electron Ltd.                             1,000        137,065
                      Toshiba Corp.                                   3,000         33,898
                      Venture Manufacturing Ltd.                      1,000         10,188
                                                                                 1,391,067

       ENGINEERING RESEARCH & DEVELOPMENT - 0.4%
                      MG Technologies AG                              5,000         69,122
                      Sembcorp Industries Ltd.                        3,000          3,265
                      Singapore Technologies Engineering Ltd.         5,000          7,351
                                                                                    79,738

       ENTERTAINMENT/MEDIA - 0.7%
                      Grupo Prisa SA #                                3,700         85,720
                      Pearson PLC                                     2,146         68,334




                                                                                   154,054
       FINANCE - 1.7%
                      Acom Co. Ltd.                                     500         42,101
                      Lend Lease Corp., Ltd.                          1,150         14,645
                      Lloyds TSB Group PLC                           12,852        121,602
                      Nomura Securities Co., Ltd.                     5,000        122,481
                      Orix Corp.                                        320         47,274
                                                                                   348,103

       FINANCIAL SERVICES - 0.3%
                      Daiwa Securities Group, Inc.                    4,000         52,863
                      Legal & General Group PLC                      16,724         25,380
                                                                                    78,243

       FOOD -- DIVERSIFIED - 3.7%
                      Ajinomoto Co. Inc.                              4,000         51,352
                      Ariake Japan Co. Ltd.                             500         31,529
                      Danone                                            600         79,514
                      Koninklijke Ahold NV                            5,500        161,663
                      Koninklijke Numico NV                           2,050         97,137
                      Nestle SA                                         125        249,855
                      Royal Canin SA                                  1,100        105,608
                      Tesco PLC                                       8,517         26,539
                      Woolworth's Ltd.                                 6520          24023
                                                                                   827,220

       HOTEL/GAMING - 0.8%
                      Accor SA                                        3,800        155,532
                      Arisocrat Leisure                               4,240         14,317
                                                                                   169,849

       HOUSEHOLD PRODUCTS - 1.0%
                      Asahi Glass Co., Ltd.                           5,000         55,931
                      Hunter Douglas NV                               2,818         76,167
                      Societe Europeenne des Satellites                 500         83,422
                                                                                   215,520

       INSURANCE -- MULTILINE - 0.8%
                      Allied Zurich AG                                2,506        121,197
                      Prudential Corp., PLC                           4,525         66,417
                                                                                   187,614

       INSURANCE - 4.5%
                      Axa                                             1,487        233,921
                      Allianz AG                                        695        251,130
                      Assicurazioni Generali #                        4,050        138,620




                      Fortis AG                                       2,500         72,649
                      Muenchener Rueckversicherungs - Gesellsc          430        136,312
                      Skandia Forsakrings AB                          5,000        132,220
                      Tokio Marine & Fire Insurance Co.               4,000         46,217
                                                                                 1,011,069

       INTERNET -- SOFTWARE - 0.6%
                      Brokat Infosystems AG #                         1,000         78,656
                      Geo Interactive Media Group PLC #                 580         11,081
                      NetValue #                                      1,500         25,499
                      Pacific Century Cyberworks Ltd. #               7,000         13,828
                                                                                   129,064


       INVESTMENT COMPANIES - 0.1%
                      Amvescap PLC                                    1,600         25,716

       MACHINERY - 1.1%
                      Schneider Electric SA                           1,500        104,397
                      SMC Corp.                                         400         75,329
                      Usinor SA                                       6,000         73,107
                                                                                   252,833

       MANUFACTURING - 2.9%
                      ABB Ltd.                                        1,350        161,369
                      E.On AG                                         3,900        191,119
                      FKI PLC                                         4,770         16,997
                      NTN Corp.                                       8,000         34,209
                      Siemens AG                                      1,600        240,257
                                                                                   643,951

       MEDICAL -PRODUCTS - 3.5%
                      Parkway Holdings Ltd.                           1,000        169,242
                      Glaxo Wellcome PLC                              7,617        222,562
                      Novartis AG                                       135        213,560
                      Takeda Chemical Industries                      2,000        131,401
                      Yamanouchi Pharmaceutical Co., Ltd.             1,000         54,656
                                                                                   791,421

       MEDICAL - HOSPITAL - 0.0%
                      Parkway Holdings Ltd.                           1,000          2,559


       METAL FABRICATING - 0.3%
                      Assa Abloy AB                                   3,120         62,675





       MINING - 0.5%
                      Mitsui Mining & Smelting Co., Ltd.              7,000         53,193
                      Rio Tinto PLC                                   3,660         59,936
                                                                                   113,129

       OFFICE AUTOMATION & EQUIPMENT - 0.4%
                      Canon, Inc.                                     2,000         99,684

       OIL & NATURAL GAS - 8.4%
                      Altadis SA                                      7,700        115,257
                      Amp Ltd.                                        2,420         24,587
                      BG Group PLC                                    9,905         64,131
                      British Petroleum Co., PLC                     48,588        467,093
                      Centrica PLC                                   18,070         60,416
                      Hong Kong & China Gas Co., Ltd.                11,680         13,110
                      LASMO PLC                                       6,900         14,699
                      Nippon Mitsubishi Oil Co.                       6,000         27,526
                      Repsol - YPF, SA                                9,750        193,814
                      Royal Dutch Petroleum Co.                       6,300        391,018
                      Shell Transport & Trading Co.                   1,618         13,530
                      Tokyo Gas Co.                                  25,000         70,326
                      Total Fina SA                                   2,748        420,763
                                                                                 1,876,270

       PAPER & FOREST PRODUCTS - 0.1%
                      Nippon Paper Industries Co., Ltd.               3,000         20,503


       PHOTOGRAPHIC SUPPLIES -0.2%
                      Fuji Photo Film                                 1,000         40,969


       PRINTING -- COMMERCIAL - 0.3%
                      Dai Nippon Printing Co., Ltd.                   4,000         70,572

       PROTECTION -- SAFETY EQUIPMENT - 0.3%
                      Secom Co., Ltd.                                 1,000         73,158

       PUBLISHING - 0.9%
                      John Fairfax Holdings                           2,730          7,672
                      Royal & Sun Alliance                            3,477         22,617
                      Singapore Press Holdings Ltd.                     700         10,941
                      South China Morning Post Holdings Ltd.          9,000          6,985
                      Trininty Mirror PLC                              1000           8946
                      United News & Media PLC                          1460          21031
                      Verenigde Nederlandse Uitgeversbedrijven        2,400        123,790
                                                                                   201,982





       REAL ESTATE MANAGEMENT & INVESTMENT - 0.7%
                      Chelsfield PLC                                  4,348         21,196
                      Cheung Kong Holdings Ltd.                       1,000         11,064
                      City Developments Ltd.                          3,000         11,635
                      DBS Land Ltd.                                   1,000          1,297
                      Mitsubishi Estate Co., Ltd.                     4,000         47,123
                      Sun Hung Kai Properties Ltd.                    5,000         35,918
                      Westfield Holdings Ltd.                         2,600         17,844
                                                                                   146,077

       RECREATION - 0.1%
                      TABCORP Holdings Ltd.                           2,140         12,278


       RETAIL - 1.4%
                      Isetan Co., Ltd.                                3,000         36,815
                      Matalan PLC                                     1,390         10,981
                      New Dixons Group PLC                            2,342          9,553
                      Next PLC                                        2,200         19,281
                      Otsuka Kagu Ltd.                                  200         20,579
                      Pinault Pritemps Redoute SA                       250         55,464
                      PizzaExpress PLC                                1,200         11,463
                      Ryohin Keikaku Co. Ltd.                           100         12,744
                      Swatch Group AG                                   110         139668
                                                                                   316,548

       RETAIL GROCERY - 0.3%
                      Ito-Yokado Co., Ltd.                            1,000         60,226


       RETAIL STORE - 0.2%
                      Debenhams PLC                                   1,627          5,341
                      Kingfisher PLC                                  4,837         44,116
                                                                                    49,457

       SHIP BUILDING - 0.0%
                      Keppel Corp., Ltd.                              2,000          4,330


       STEEL -- INTEGRATED - 0.4%
                      Corus Group PLC                                15,900         23,265
                      Nippon Steel Corp.                             30,000         63,152
                                                                                    86,417

       TELECOMMUNICATIONS - 4.8%
                      Cable & Wireless PLC                           26,062         57,336
                      DDI Corp.                                           1          9,628
                      Deutsche Telekom AG                             1,500         85,034
                      Nippon Telegraph & Telephone Corp.                 29        385,991




                      Portugal Telecom SA #                           9,000        100,908
                      Singapore Telecommunications Ltd.              12,000         17,574
                      Telecom Corporation of New Zealand Ltd.         7,300         25,509
                      Telecom Italia SpA #                           11,000        151,019
                      Telephonica SA #                                8,000        171,612
                      Versatel Telecom International NV  #            1,850         77,607
                                                                                 1,082,218

       TELECOMMUNICATION EQUIPMENT - 10.6%
                      Alcatel Alsthom                                 2,500        163,747
                      France Telecom SA                               2,350        328,008
                      Marconi PLC                                     5,958         77,693
                      Nokia Oyj                                      11,400        580,935
                      Telecom Italia Mobile Spa #                    15,000        153,021
                      Telefonaktiebolaget LM Ericsson                19,600        388,170
                      Teleste Corp.                                   3,000         72,935
                      Vodafone AirTouch PLC                         146,235        592,036
                                                                                 2,356,545

       TELECOMMUNICATION SERVICES - 2.8%
                      British Telecommunications PLC                 15,174        196,491
                      China Telecom Ltd. #                            2,000         17,638
                      e.Biscom SpA #                                    400         61,399
                      Sonera Group Oyj                                2,500        113,812
                      Telestra Corp., Ltd.                           15,780         63,942
                      Telia AB #                                      4,630         43,614
                      United Pan-Europe Communications NV  #          5,100        133,179
                                                                                   630,075

       TELEVISION - 0.6%
                      Canal Plus                                        300         50,340
                      Tele1 Europe Holding AB #                       5,400         66,189
                      Television Broadcasts Ltd.                      1,000          6,671
                                                                                   123,200

       TOBACCO - 0.0%
                      British American Tobacco PLC                    3,020         20,194

       TOYS - 0.1%
                      Nintendo Co.                                      100         17,483

       TRAFFIC MANAGEMENT - 0.0%
                      Trafficmaster PLC #                               930          8,320





       TRANSPORTATION - 1.1%
                      East Japan Railway Co.                             11         63,964
                      National Express Group PLC                      1,500         15,057
                      Neptune Orient LNS #                            2,000          1,853
                      Ocean Group PLC                                   870         14,379
                      Peninsular and Oriental Steam Navigation        2,449         21,018
                      Railtrack Group PLC                             2,021         31,456
                      Stagecoach Holdings PLC                         2,700          2,989
                      Yamato Transport Co., Ltd.                      4,000         99,495
                                                                                   250,211

       TRAVEL SERVICES - 0.6%
                      Amadeus Global Travel Distribution SA          11,000        125,325


       VENTURE CAPITAL - 0.1%
                      3I Group                                          750         15,455
                                                                                    15,455

       TOTAL COMMON STOCKS
       (Cost  $18,875,977 )                                                     22,388,374

 TOTAL INVESTMENTS - 100.0%
 (Cost  $18,875,977 )                                                           22,388,374

 TRUSTEE DEFERRED COMPENSATION*

                      Flex-funds Highlands Growth Fund                  274         $6,211
                      Flex-funds Muirfield Fund                         482          2,708
                      Flex-funds Total Return Utilities Fund            109          2,410
                      Meeder Advisor International Equity Fund          219          3,714

       TOTAL TRUSTEE DEFERRED COMPENSATION
       (Cost  $14,387 )                                                            $15,043


* Assets of affiliates to the International Equity Fund held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

 Portfolio Composition by Country of Domicile as of 6/30/00:

       Australia - 2.41%                Netherlands - 6.60%
       Belgium - 1.63%                  New Zealand - 0.11%
                                        Norway - 0.45%
       Finland - 3.62%                  Portugal - 0.67
       France - 12.65%                  Singapore - 0.76%
       Germany - 7.89%                  Spain - 3.27%
       Hong Kong - 1.93%                Sweden - 3.49%
       Ireland - 0.79%                  Switzerland - 5.07%
       Italy - 3.89%                    United Kingdom - 18.35%
       Japan - 26.37%                   United States - 0.05%

 See accompanying notes to financial statements.

                       STATEMENTS OF ASSETS & LIABILITIES
                           JUNE 30, 2000 (UNAUDITED)

                                                                     TACTICAL ASSET           UTILITY               CORE
                                                                       ALLOCATION             GROWTH               EQUITY
                                                                          FUND                 FUND                 FUND
Assets
           Investments in corresponding portfolio, at value              $17,513,208           $5,201,357          $15,092,431
           Receivable for capital stock issued                                     0                    0               18,477
           Receivable from investment advisor                                  1,809               19,946                7,771
           Unamortized organization costs                                          0                    0                4,158
           Other assets                                                       29,881                6,606               15,521
Total Assets                                                              17,544,898            5,227,909           15,138,358

Liabilities
           Payable for capital stock redeemed                                190,959               52,158               33,721
           Dividends payable                                                 227,827                4,618                    0
           Dealer commissions payable                                         15,289               15,932               67,603
           Accrued distribution plan and shareholder service fee              48,202                8,762               26,694
           Accrued transfer agent and administrative fees                      3,405                  837                1,831
           Other accrued liabilities                                          25,867                7,838                5,345
Total Liabilities                                                            511,549               90,145              135,194

Total Net Assets                                                          17,033,349            5,137,764           15,003,164

Net Assets
           Capital                                                        19,054,900            4,104,583           12,736,027
           Accumulated undistributed (distributions in excess of             257,746               (5,712)             (30,197)
           net investment income
           Accumulated undistributed net realized gain (loss)             (1,176,915)             769,739              505,597
           from investments
           Net unrealized appreciation (depreciation) of investments      (1,102,382)             269,154            1,791,737
Total Net Assets                                                         $17,033,349           $5,137,764          $15,003,164

Net Assets
  Class A Shares                                                            $579,266           $2,442,227           $8,563,054
  Class C Shares                                                          16,454,083            2,695,537            6,440,110
                                                                         $17,033,349           $5,137,764          $15,003,164

Capital Stock Outstanding
  (indefinite number of shares authorized, $0.10 par value)
  Class A Shares                                                              53,665              118,365              472,586
  Class C Shares                                                           1,339,752              132,427              356,701
                                                                           1,393,417              250,792              829,287

Net Asset Value - Redemption Price Per Share
  Class A Shares                                                              $10.79               $20.63               $18.12
  Class C Shares*                                                             $12.28               $20.35               $18.05
Maximum Sales Charge - Class A Shares                                           5.75%                5.75%                5.75%
Maximum Offering Price Per Share - Class A Shares                             $11.45               $21.89               $19.23

*  Redemption price varies based upon holding period.

See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                     TACTICAL ASSET             UTILITY                 CORE
                                                                       ALLOCATION               GROWTH                 EQUITY
                                                                          FUND                   FUND                   FUND

Net Investment Income from Corresponding Portfolio
         Interest                                                         $388,416                 $3,223                $32,576
         Dividends                                                          24,181                 67,088                 66,915
         Expenses net of waivers and/or reimbursements                     (90,300)               (31,233)               (77,398)
Total Net Investment Income from Corresponding Portfolio                   322,297                 39,078                 22,093

Fund Expenses
         Administrative                                                      5,271                  1,169                  3,434
         Transfer agent                                                     12,846                  4,034                  6,868
         Distribution plan - Class A                                           841                  2,801                  9,583
         Distribution plan - Class C                                        76,536                  9,138                 22,758
         Shareholder service - Class A                                         841                  2,801                  9,583
         Shareholder service - Class C                                      25,512                  3,046                  7,586
         Audit                                                               1,008                  1,008                  1,008
         Legal                                                               1,142                  1,143                  1,143
         Printing                                                            3,234                  1,496                  3,077
         Amortization of organizational costs                                3,631                  2,657                  1,008
         Postage                                                             1,481                  1,062                  1,410
         Registration and filing                                               963                 13,052                  4,477
         Insurance                                                              68                  1,457                     66
         Other                                                               1,817                  1,259                  1,159
Total Expenses                                                             135,191                 46,123                 73,160
Expenses reimbursed by investment advisor                                   (2,732)               (30,336)               (22,723)
Net Expenses                                                               132,459                 15,787                 50,437

Net Investment Income (Loss)                                               189,838                 23,291                (28,344)

Net Realized and Unrealized Gain (Loss) from Investments
         Net realized gains (losses) from futures contracts               (846,802)                     0                (57,093)
         Net realized gains from investments                                97,704                335,444                551,017
         Net change in unrealized appreciation                          (2,005,201)              (150,454)              (641,642)
         (depreciation) of investments
Net Gain (Loss) from Investments                                        (2,754,299)               184,990               (147,718)

Net Increase (Decrease) in Net Assets Resulting from Operations        ($2,564,461)              $208,281              ($176,062)

See accompanying notes to financial statements.

                       STATEMENTS OF ASSETS & LIABILITIES
                           JUNE 30, 2000 (UNAUDITED)
                                                                INTERNATIONAL
                                                                   EQUITY
                                                                    FUND

Assets
         Investments, at value (cost $18,875,977)                 $22,388,374
         Trustee Deferred Compensation Plan,
            at value (cost $14,387)                                    15,043
         Cash                                                       1,275,323
         Receivable for securities sold                               508,053
         Receivable for capital stock issued                              237
         Dividends, interest and tax reclaims
            receivable, at value                                       65,413
         Unamortized organization costs                                12,616
         Other assets                                                   8,057
Total Assets                                                       24,273,116

Liabilities
         Payable to investment advisor                                 21,154
         Payable for securities purchased                             176,379
         Payable for capital stock redeemed                             2,861
         Dealer commissions payable                                     6,178
         Trustee Deferred Compensation Plan, at value                  15,043
         Accrued custodian fees                                        56,343
         Accrued distribution plan and shareholder
            service fees                                                3,432
         Accrued transfer agent, fund accounting and
            administrative fees                                         5,415
         Other accrued liabilities                                     10,912
Total Liabilities                                                     297,717

Total Net Assets                                                   23,975,399

Net Assets
         Capital                                                   18,560,948
         Accumulated undistributed (distributions in
            excess of) net investments                                (27,617)
         Accumulated undistributed net realized gain
            from investments                                        1,929,671
         Net unrealized appreciation of investments                 3,512,397
Total Net Assets                                                  $23,975,399

Capital Stock Outstanding                                           1,421,382
  (indefinite number of shares authorized, $0.10 par value)

Net Asset Value - Redemption Price Per Share                           $16.87
Maximum Sales Charge                                                     5.75%
Maximum Offering Price Per Share                                       $17.90

See accompanying notes to financial statements.


                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                               INTERNATIONAL
                                                                  EQUITY
                                                                   FUND

Investment Income
             Interest                                                  $22,480
             Dividends                                                 206,874
             Foreign taxes withheld                                    (21,494)
Total Investment Income                                                207,860

Expenses
             Investment advisor                                        120,280
             Fund accounting                                            15,123
             Transfer agent                                             12,836
             Administrative                                              6,014
             Custodian                                                  37,274
             Distribution plan and shareholder service                  20,096
             Audit                                                       7,058
             Trustee                                                     4,904
             Registration and filing                                     3,754
             Amortization of organizational costs                        2,937
             Printing                                                    1,692
             Legal                                                       1,143
             Postage                                                       872
             Insurance                                                     114
             Other                                                       1,645
Total Expenses                                                         235,742
Expenses reimbursed by investment advisor                                 (265)
Net Expenses                                                           235,477

Net Investment Income (Loss)                                           (27,617)

Net Realized and Unrealized Gain (Loss) from Investments
             Net realized gains from investments                     1,482,757
             and foreign currency transactions
             Net change in unrealized appreciation                  (2,155,351)
             (depreciation) of investments
Net Gain (Loss) from Investments                                      (672,594)

Net Increase (Decrease) in Net Assets Resulting from Operations      ($700,211)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                                      TACTICAL ASSET ALLOCATION FUND

                                                                                  Total            Class A           Class C
Increase (Decrease) in Net Assets
Operations
           Net investment income (loss)                                          $189,838            $7,243          $182,595
           Net realized gain (loss) from investments and futures contracts       (749,098)          (31,507)         (717,591)
           Net change in unrealized appreciation (depreciation) of investments (2,005,201)          (57,852)       (1,947,349)
Net increase in net assets resulting from operations                           (2,564,461)          (82,116)       (2,482,345)
Dividends and Distributions to Shareholders from
           Net investment income                                                 (290,536)          (14,269)         (276,267)
Net decrease in net assets resulting from dividends and distributions            (290,536)          (14,269)         (276,267)
Capital Transactions
           Issued                                                               2,227,098           167,495         2,059,603
           Reinvested                                                              62,330             3,384            58,946
           Redeemed                                                            (5,093,361)         (119,950)       (4,973,411)
Net increase (decrease) in net assets resulting from capital transactions      (2,803,933)           50,929        (2,854,862)

Total Increase (Decrease) in Net Assets                                        (5,658,930)          (45,456)       (5,613,474)

Net Assets - Beginning of Period                                               22,692,279           624,722        22,067,557

Net Assets - End of Period                                                    $17,033,349          $579,266       $16,454,083

Share Transactions
           Issued                                                                 165,100            13,530           151,570
           Reinvested                                                               4,321               264             4,057
           Redeemed                                                              (385,882)          (10,097)         (375,785)
Change in shares                                                                 (216,461)            3,697          (220,158)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                             TACTICAL ASSET ALLOCATION FUND

                                                                                       Total          Class A            Class C
 Increase (Decrease) in Net Assets
 Operations
              Net investment income (loss)                                            $83,368          $1,993            $81,375
              Net realized gain (loss) from investments and futures contracts       3,224,772          16,691          3,208,081
              Net change in unrealized appreciation (depreciation) of investments     (909,565)         29,830           (939,395)
 Net increase in net assets resulting from operations                               2,398,575          48,514          2,350,061
 Dividends and Distributions to Shareholders from
              Net investment income                                                   (83,332)         (1,970)           (81,362)
              In excess of net investment income                                            0               0                  0
              Net realized gain from investments and futures contracts             (3,226,017)        (16,725)        (3,209,292)
              In excess of net realized gains                                        (346,135)        (44,435)          (301,700)
 Net decrease in net assets resulting from dividends and distributions             (3,655,484)        (63,130)        (3,592,354)
 Capital Transactions
              Issued                                                               12,993,531         621,513         12,372,018
              Reinvested                                                            3,646,140          63,034          3,583,106
              Redeemed                                                             (7,730,764)       (103,955)        (7,626,809)
 Net increase in net assets resulting from capital transactions                     8,908,907         580,592          8,328,315

 Total Increase in Net Assets                                                       7,651,998         565,976          7,086,022

 Net Assets - Beginning of Period                                                  15,040,281          58,746         14,981,535

 Net Assets - End of Period                                                       $22,692,279        $624,722        $22,067,557

 Share Transactions
              Issued                                                                  870,788          49,320            821,468
              Reinvested                                                              278,268           5,411            272,857
              Redeemed                                                               (520,515)         (8,998)          (511,517)
 Change in shares                                                                     628,541          45,733            582,808

 *  Date of commencement of operations.

 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                                                  UTILITY GROWTH FUND

                                                                                      Total            Class A           Class C
Increase (Decrease) in Net Assets
Operations
           Net investment income (loss)                                              $23,291           $13,984            $9,307
           Net realized gain (loss) from investments and futures contracts           335,444           161,787           173,657
           Net change in unrealized appreciation (depreciation) of investments      (150,454)          (69,512)          (80,942)
Net increase in net assets resulting from operations                                 208,281           106,259           102,022
Dividends and Distributions to Shareholders from
           Net investment income                                                     (27,844)          (15,950)          (11,894)
Net decrease in net assets resulting from dividends and distributions                (27,844)          (15,950)          (11,894)
Capital Transactions
           Issued                                                                  1,303,313           459,117           844,196
           Reinvested                                                                 22,226            12,771             9,455
           Redeemed                                                                 (606,357)         (201,718)         (404,639)
Net increase (decrease) in net assets resulting from capital transactions            719,182           270,170           449,012

Total Increase (Decrease) in Net Assets                                              899,619           360,479           539,140

Net Assets - Beginning of Period                                                   4,238,145         2,081,748         2,156,397

Net Assets - End of Period                                                        $5,137,764        $2,442,227        $2,695,537

Share Transactions
           Issued                                                                     63,863            22,174            41,689
           Reinvested                                                                  1,098               627               471
           Redeemed                                                                  (30,413)           (9,953)          (20,460)
Change in shares                                                                      34,548            12,848            21,700

See accompanying notes to financial statements.


 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                   UTILITY GROWTH FUND

                                                                                        Total          Class A            Class C
 Increase (Decrease) in Net Assets
 Operations
              Net investment income (loss)                                            $44,608         $25,965            $18,643
              Net realized gain (loss) from investments and futures contracts       1,032,830         476,568            556,262
              Net change in unrealized appreciation (depreciation) of investments     (459,097)       (184,055)          (275,042)
 Net increase in net assets resulting from operations                                 618,341         318,478            299,863
 Dividends and Distributions to Shareholders from
              Net investment income                                                   (44,608)        (25,965)           (18,643)
              In excess of net investment income                                         (966)           (966)                 0
              Net realized gain from investments and futures contracts               (593,913)       (213,464)          (380,449)
              In excess of net realized gains                                               0               0                  0
 Net decrease in net assets resulting from dividends and distributions               (639,487)       (240,395)          (399,092)
 Capital Transactions
              Issued                                                                4,161,745         727,872          3,433,873
              Reinvested                                                              625,059         226,485            398,574
              Redeemed                                                             (3,376,965)       (500,964)        (2,876,001)
 Net increase in net assets resulting from capital transactions                     1,409,839         453,393            956,446

 Total Increase in Net Assets                                                       1,388,693         531,476            857,217

 Net Assets - Beginning of Period                                                   2,849,452       1,550,272          1,299,180

 Net Assets - End of Period                                                        $4,238,145      $2,081,748         $2,156,397

 Share Transactions
              Issued                                                                  196,019          35,483            160,536
              Reinvested                                                               32,155          11,528             20,627
              Redeemed                                                               (166,022)        (24,885)          (141,137)
 Change in shares                                                                      62,152          22,126             40,026

 *  Date of commencement of operations.

 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                                                CORE EQUITY FUND

                                                                                   Total            Class A           Class C
Increase (Decrease) in Net Assets
Operations
           Net investment income (loss)                                           ($28,344)         ($11,613)         ($16,731)
           Net realized gain (loss) from investments and futures contracts         493,924           279,062           214,862
           Net change in unrealized appreciation (depreciation) of investments    (641,642)         (352,138)         (289,504)
Net increase in net assets resulting from operations                              (176,062)          (84,689)          (91,373)
Dividends and Distributions to Shareholders from
           Net investment income                                                         0                 0                 0
Net decrease in net assets resulting from dividends and distributions                    0                 0                 0
Capital Transactions
           Issued                                                                5,610,571         2,778,394         2,832,177
           Reinvested                                                                    0                 0                 0
           Redeemed                                                             (3,050,490)       (1,243,742)       (1,806,748)
Net increase (decrease) in net assets resulting from capital transactions        2,560,081         1,534,652         1,025,429

Total Increase (Decrease) in Net Assets                                          2,384,019         1,449,963           934,056

Net Assets - Beginning of Period                                                12,619,145         7,113,091         5,506,054

Net Assets - End of Period                                                     $15,003,164        $8,563,054        $6,440,110

Share Transactions
           Issued                                                                  310,232           152,758           157,474
           Reinvested                                                                    0                 0                 0
           Redeemed                                                               (171,980)          (69,348)         (102,632)
Change in shares                                                                   138,252            83,410            54,842


 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                   CORE EQUITY FUND

                                                                                       Total             Class A         Class C
 Increase (Decrease) in Net Assets
 Operations
              Net investment income (loss)                                           ($32,997)          ($16,936)       ($16,061)
              Net realized gain (loss) from investments and futures contracts         (56,172)           173,049        (116,877)
              Net change in unrealized appreciation (depreciation) of investments    1,925,520          1,119,695         805,825
 Net increase in net assets resulting from operations                               1,948,695          1,275,808         672,887
 Dividends and Distributions to Shareholders from
              Net investment income                                                         0                  0               0
              In excess of net investment income                                            0                  0               0
              Net realized gain from investments and futures contracts               (100,611)          (100,611)              0
              In excess of net realized gains                                         (87,247)                 0         (87,247)
 Net decrease in net assets resulting from dividends and distributions               (187,858)          (100,611)        (87,247)
 Capital Transactions
              Issued                                                               13,859,799          5,554,357       8,305,442
              Reinvested                                                              185,510             99,657          85,853
              Redeemed                                                            (11,027,500)        (5,090,750)     (5,936,750)
 Net increase in net assets resulting from capital transactions                     3,017,809            563,264       2,454,545

 Total Increase in Net Assets                                                       4,778,646          1,738,461       3,040,185

 Net Assets - Beginning of Period                                                   7,840,499          5,374,630       2,465,869

 Net Assets - End of Period                                                       $12,619,145         $7,113,091      $5,506,054

 Share Transactions
              Issued                                                                  822,113            333,876         488,237
              Reinvested                                                               10,559              5,668           4,891
              Redeemed                                                               (653,451)          (301,269)       (352,182)
 Change in shares                                                                     179,221             38,275         140,946

 *  Date of commencement of operations.

 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
AND YEAR ENDED DECEMBER 31, 1999

                                                                                  INTERNATIONAL EQUITY FUND

                                                                               Six months
                                                                                  ended                Year
                                                                              June 30, 2000            ended
                                                                             (unaudited)       December 31, 1999
Increase (Decrease) in Net Assets
Operations
         Net investment income (loss)                                            ($27,617)            ($54,164)
         Net realized gain from investments and futures contracts               1,482,757            2,041,862
         Net change in unrealized appreciation (depreciation) of investments   (2,155,351)           3,448,137
Net increase (decrease) in net assets resulting from operations                  (700,211)           5,435,835
Dividends and Distributions to Shareholders from
         Net realized gain from investments and futures contracts                       0           (1,691,362)
Net decrease in net assets resulting from dividends and distributions                   0           (1,691,362)
Capital Transactions
         Issued                                                                 2,188,935            1,527,830
         Reinvested                                                                     0            1,622,117
         Redeemed                                                                (987,451)          (1,693,662)
Net increase in net assets resulting from capital transactions                  1,201,484            1,456,285

Total Increase in Net Assets                                                      501,273            5,200,758

Net Assets - Beginning of Period                                               23,474,126           18,273,368

Net Assets - End of Period                                                    $23,975,399          $23,474,126

Share Transactions
         Issued                                                                   127,009               99,602
         Reinvested                                                                     0               99,846
         Redeemed                                                                 (56,838)            (111,391)
Change in shares                                                                   70,171               88,057

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
TACTICAL ASSET ALLOCATION FUND


                             Six months                                                                                  Period from
                               ended                Year ended          Year ended         Year ended        Year ended  6/21/95* to
                              6/30/00                12/31/99           12/31/98            12/31/97          12/31/96     12/31/95
                             (Unaudited)
                            Class A    Class C   Class A  Class C  Class A   Class C   Class A  Class C  Class A**  Class C  Class C

Net Asset Value,
  Beginning of Period        $12.50     $14.15    $13.87   $15.33   $11.07    $12.25    $12.56    $13.52   $12.50    $13.26  $12.50

Income from Investment
  Operations
    Net investment
      income (loss)            0.13       0.13      0.06     0.06     0.05      0.05      0.40      0.14     0.14      0.10   (0.02)
    Net gains (losses)
      on securities
      (both realized
      and unrealized)         (1.58)     (1.80)     1.80     1.99     3.07      3.38      1.78      2.26     0.55      0.57    1.84
Total from Investment
  Operations                  (1.45)     (1.67)     1.86     2.05     3.12      3.43      2.18      2.40     0.69      0.67    1.82

Less Dividends and
  Distributions
    From net investment
      income                  (0.26)     (0.20)    (0.06)   (0.06)   (0.05)    (0.05)    (0.40)    (0.14)   (0.14)    (0.10)   0.00
    From net capital
      gains                    0.00       0.00     (0.87)   (2.90)   (0.27)    (0.30)    (2.93)    (3.17)   (0.49)    (0.31)  (1.06)
    In excess of net
      realized gains           0.00       0.00     (2.30)   (0.27)    0.00      0.00     (0.34)    (0.36)    0.00      0.00    0.00
Total Dividends and
  Distributions               (0.26)     (0.20)    (3.23)   (3.23)   (0.32)    (0.35)    (3.67)    (3.67)   (0.63)    (0.41)  (1.06)

Net Asset Value,
  End of Period              $10.79     $12.28    $12.50   $14.15   $13.87    $15.33    $11.07    $12.25   $12.56    $13.52   $13.26

Total Return (excludes
  sales and redemption
  charges)                  -11.66%(4) -11.83%(4) 15.62%   15.33%   28.38%    28.13%    17.29%    17.71%    5.51%(4)  5.07% 14.57%(4

Ratios/Supplemental Data
  Net assets, end of
    period ($000)             $579     $16,454      $625  $22,068      $59    $14,982       $36   $14,501    $137    $13,943 $11,524
  Ratio of expenses to
     average net assets       1.75%(3)   2.13%(3)  1.77%    2.13%    2.00%     2.10%     2.00%     2.10%    1.73%(3)  2.00%  1.97%(3
  Ratio of net investment
     income (loss) to
     average net assets       2.16%(3)   1.79%(3)  1.02%    0.45%    0.45%     0.39%     0.99%     0.86%    2.60%(3)  0.75% -0.29%(3
  Ratio of expenses to
     average net assets
     before waiver of fees    2.15%(3)   2.14%(3)  3.66%    2.24%   10.38%     2.48%     6.16%     2.50%    5.23%(3)  2.40%  2.80%(3
  Ratio of net investment
     income (loss) to
     average net assets       1.76%(3)   1.78%(3) -0.87%    0.34%   -7.93%     0.01%    -3.17%     0.46%   -0.90%(3)  0.35% -1.12%(3
     before waiver of
     fees(2)
  Portfolio turnover rate(1) 118.33%(4) 118.33%(4) 787.66%  787.66%  128.31%   128.31%   395.42% 395.42%  297.41%(4) 297.41% 186.13%

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes fees waived in corresponding portfolio.
(3) Annualized.
(4) Not annualized.
*  Date of commencement of operations.
**  August 1, 1996 (date of commencement of operations) to December 31, 1996.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
UTILITY GROWTH FUND

                                                           Six months                     Year                      Year
                                                             ended                        ended                     ended
                                                         June 30, 2000               December 31, 1999         December 31, 1998
                                                          (Unaudited)
                                                       Class A       Class C         Class A    Class C    Class A         Class C
Net Asset Value, Beginning of Period                    $19.73        $19.47          $18.59     $18.38     $17.37          $17.17

Income from Investment Operations
         Net investment income                            0.13          0.08            0.29       0.20       0.23            0.16
         Net gains on securities
            (both realized and unrealized)                0.92          0.90            3.44       3.38       1.20            1.21
Total from Investment Operations                          1.05          0.98            3.73       3.58       1.43            1.37

Less Dividends and Distributions
         From net investment income                      (0.15)        (0.10)          (0.29)     (0.20)     (0.21)          (0.16)
         From net capital gains                           0.00          0.00           (0.01)      0.00       0.00            0.00
         In excess of net realized gains                  0.00          0.00           (2.29)     (2.29)      0.00            0.00
Total Dividends and Distributions                        (0.15)        (0.10)          (2.59)     (2.49)     (0.21)          (0.16)

Net Asset Value, End of Period                          $20.63        $20.35          $19.73     $19.47     $18.59          $18.38

Total Return (excludes sales and
  redemption charges)                                     5.31%(4)      5.02%(4)       20.34%     19.72%      8.34%           8.08%

Ratios/Supplemental Data
         Net assets, end of period ($000)               $2,442        $2,696          $2,082     $2,156     $1,550          $1,299
         Ratio of expenses to average net assets          1.75%(3)      2.25%(3)        1.82%      2.25%      2.00%           2.25%
         Ratio of net investment income to
            average net assets                            1.25%(3)      0.76%(3)        1.47%      0.97%      1.20%           0.93%
         Ratio of expenses to average net assets
            before waiver of fees(2)                      3.05%(3)      3.55%(3)        2.89%      3.37%      3.82%           4.33%
         Ratio of net investment income (loss)
            to average net assets                        -0.05%(3)     -0.54%(3)        0.40%     -0.15%     -0.62%          -1.15%
            before waiver of fees(2)
         Portfolio turnover rate(1)                      24.56%(4)     24.56%(4)       69.20%     69.20%     51.36%          51.36%

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes fees waived in corresponding portfolio.
(3) Annualized.
(4) Not annualized.
*  Date of commencement of operations.


FINANCIAL HIGHLIGHTS
UTILITY GROWTH FUND

                                                           Year                     Year                  Period from
                                                          ended                     ended              July 11, 1995* to
                                                    December 31, 1997         December 31, 1996        December 31, 1995

                                                    Class A      Class C     Class A     Class C     Class A         Class C
Net Asset Value, Beginning of Period                 $15.09      $14.91       $14.26      $14.27      $12.50          $12.50

Income from Investment Operations
         Net investment income                         0.22        0.19         0.29        0.26        0.12            0.10
         Net gains on securities
            (both realized and unrealized)             4.03        3.99         1.48        1.49        1.76            1.77
Total from Investment Operations                       4.25        4.18         1.77        1.75        1.88            1.87

Less Dividends and Distributions
         From net investment income                   (0.22)      (0.19)       (0.29)      (0.26)      (0.12)          (0.10)
         From net capital gains                        0.00        0.00         0.00        0.00        0.00            0.00
         In excess of net realized gains              (1.75)      (1.73)       (0.65)      (0.85)       0.00            0.00
Total Dividends and Distributions                     (1.97)      (1.92)       (0.94)      (1.11)      (0.12)          (0.10)

Net Asset Value, End of Period                       $17.37      $17.17       $15.09      $14.91      $14.26          $14.27

Total Return (excludes sales and
  redemption charges)                                 28.41%      28.25%       12.61%      12.45%      15.11%(4)       15.07%(4)

Ratios/Supplemental Data
         Net assets, end of period ($000)            $1,285      $1,283       $1,377      $1,515        $641            $782
         Ratio of expenses to average net assets       2.00%       2.25%        1.75%       2.00%       1.75%(3)        2.00%(3)
         Ratio of net investment income to
            average net assets                         1.36%       1.21%        2.03%       1.85%       2.17%(3)        1.72%(3)
         Ratio of expenses to average net assets
            before waiver of fees(2)                   4.07%       4.56%        4.37%       4.65%      22.70%(3)       13.37%(3)
         Ratio of net investment income (loss)
            to average net assets                     -0.71%      -1.10%       -0.59%      -0.80%     -18.78%(3)       -9.55%(3)
            before waiver of fees(2)
         Portfolio turnover rate(1)                   41.22%      41.22%       50.79%      50.79%       5.06%           5.06%

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes fees waived in corresponding portfolio.
(3) Annualized.
(4) Not annualized.
*  Date of commencement of operations.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
CORE EQUITY FUND

                                                Six months               Year                 Year               Period from
                                                  ended                  ended                ended            July 31, 1997* to
                                               June 30, 2000        December 31, 1999   December 31, 1998      December 31, 1997
                                               (Unaudited)
                                           Class A      Class C     Class A   Class C   Class A    Class C    Class A      Class C

Net Asset Value, Beginning of Period        $18.28      $18.24       $15.32    $15.32    $12.67     $12.66    $12.50       $12.50

Income from Investment Operations
    Net investment income (loss)             (0.02)      (0.05)       (0.04)    (0.05)     0.00      (0.01)     0.01        (0.01)
    Net gains (losses) on securities
      (both realized and unrealized)         (0.14)      (0.14)        3.27      3.24      2.88       2.90      0.24         0.24
Total from Investment Operations             (0.16)      (0.19)        3.23      3.19      2.88       2.89      0.25         0.23

Less Dividends and Distributions
         From net investment income           0.00        0.00         0.00      0.00      0.00       0.00     (0.01)        0.00
         From net capital gains               0.00        0.00        (0.27)    (0.27)    (0.23)     (0.23)    (0.05)       (0.05)
         In excess of net realized gains      0.00        0.00         0.00      0.00      0.00       0.00     (0.02)       (0.02)
Total Dividends and Distributions             0.00        0.00        (0.27)    (0.27)    (0.23)     (0.23)    (0.08)       (0.07)

Net Asset Value, End of Period              $18.12      $18.05       $18.28    $18.24    $15.32     $15.32    $12.67       $12.66

Total Return (excludes sales and
   redemption charges)                      -0.88%(4)   -1.04%(4)    21.16%    20.90%    22.78%     22.85%     2.00%(4)     1.88%(4)

Ratios/Supplemental Data
    Net assets, end of period ($000)        $8,563      $6,440       $7,113    $5,506    $5,375     $2,466      $245          $80
    Ratio of expenses to average net
       assets                                1.75%(3)    2.00%(3)     1.77%     1.99%     1.80%      1.97%     2.00%(3)     2.25%(3)
    Ratio of net investment income
       (loss) to average net assets         -0.30%(3)   -0.55%(3)    -0.23%    -0.46%     0.09%     -0.11%     0.10%(3)    -0.13%(3)
    Ratio of expenses to average net
        assets before waiver of fees         1.97%(3)    2.48%(3)     2.02%     2.55%     3.13%      3.85%     9.50%(3)    16.58%(3)
    Ratio of net investment income (loss)
        to average net assets before        -0.52%(3)   -1.03%(3)    -0.48%    -1.02%    -1.24%     -1.99%    -7.40%(3)   -14.46%(3)
        waiver of fees(2)
    Portfolio turnover rate(1)              27.10%(4)   27.10%(4)    51.22%    51.22%    79.98%     79.98%   129.79%      129.79%

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes fees waived in corresponding portfolio.
(3) Annualized.
(4) Not annualized.
*  Date of commencement of operations.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
INTERNATIONAL EQUITY FUND

                                                                     Six months          Year         Year         Period from
                                                                       ended            ended         ended        9/2/97* to
                                                                   June 30, 2000       12/31/99      12/31/98       12/31/97
                                                                    (Unaudited)

Net Asset Value, Beginning of Period                                   $17.37           $14.47        $12.18         $12.50

Income from Investment Operations
         Net investment income (loss)                                   (0.02)           (0.04)        (0.02)         (0.02)
         Net gains (losses) on securities                               (0.48)            4.31          2.43          (0.30)
         (both realized and unrealized)
Total from Investment Operations                                        (0.50)            4.27          2.41          (0.32)

Less Dividends and Distributions
         In excess of net investment income                              0.00             0.00         (0.04)          0.00
         From net capital gains                                          0.00            (1.37)        (0.08)          0.00
Total Dividends and Distributions                                        0.00            (1.37)        (0.12)          0.00

Net Asset Value, End of Period                                         $16.87           $17.37        $14.47         $12.18

Total Return (excludes sales and redemption charges)                    -2.88%(2)        30.07%        19.78%         -2.56%(2)

Ratios/Supplemental Data
         Net assets, end of period ($000)                             $23,975          $23,474       $18,273        $12,190
         Ratio of expenses to average net assets                         1.95%(1)         2.00%         2.00%          2.00%(1)
         Ratio of net investment income (loss) to average net assets    -0.23%(1)        -0.28%        -0.18%         -0.43%(1)
         Ratio of expenses to average net assets                         1.95%(1)         2.37%         2.17%          2.68%(1)
         before reimbursement of fees
         Ratio of net investment income (loss) to                       -0.23%(1)        -0.65%        -0.35%         -1.11%(1)
         average net assets before reimbursement of fees
         Portfolio turnover rate                                        35.77%(2)        72.52%        86.13%         12.71%

(1) Annualized.
(2) Not annualized.
*  Date of commencement of operations.

See accompanying notes to financial statements.

                     MEEDER ADVISOR FUNDS SEMI-ANNUAL REPORT

                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2000 (UNAUDITED)


1.   ORGANIZATION

The Meeder Advisor Funds Trust (f/k/a The Flex-Partners Trust) (the "Trust") was organized in 1992 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers five series, and it is presently comprised of five separate funds as follows: Tactical Asset Allocation Fund (formerly TAA Fund), Utility Growth Fund (formerly BTB Fund), Core Equity Fund, International Equity Fund (each a "Fund" and collectively the "Funds") and Institutional Fund. The financial statements of the Institutional Fund are not in this report. Each Fund, except International Equity Fund, invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:

                                                        PERCENTAGE OF PORTFOLIO
                                                        OWNED BY FUND AS OF JUNE
FUND                              PORTFOLIO                      30, 2000

Tactical Asset Allocation Fund    Mutual Fund Portfolio            12%
Utility Growth Fund               Utilities Stock Portfolio        26%
Core Equity Fund                  Growth Stock Portfolio           23%

The investment objective of the International Equity Fund is to seek long-term growth from investing primarily in equity securities of foreign issuers.

The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund. The financial statements of the Institutional Fund are separately reported.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Each Fund, except International Equity Fund, values its investment in the corresponding Portfolio at fair value. Valuation of securities held by each Portfolio is further described at Note 2 of the Portfolios' Notes to Financial Statements.

Securities owned by the International Equity Fund are valued at 3:00 pm Eastern Time based on the last sales price, or, lacking any sales, at the closing bid prices. These prices are obtained from independent pricing services which use valuation techniques approved by the Board of Trustees. If prices cannot be obtained through independent pricing services, methods of valuation are used that have been approved by the Board of Trustees.

DEFERRED TRUSTEE COMPENSATION

Under a Deferred Compensation Plan (the "Plan") non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of the Flex-funds and Meeder Advisor Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

FOREIGN CURRENCY TRANSLATION

Accounting records of the Funds are maintained in U.S. dollars. The value of securities, other assets and liabilities of the International Equity Fund denominated in foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market prices of securities held.

FORWARD CURRENCY CONTRACTS

The International Equity Fund may enter into forward foreign currency exchange contracts ("forwards") for purposes of hedging against either specific transactions or portfolio positions. Forwards are agreements between two parties to exchange currencies at a set price on a future date. The market value of forwards fluctuates with changes in currency exchange rates. The forward is marked-to-market daily, and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward is offset by entry into a closing transaction or extinguished by delivery of the currency, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. Risks may arise upon entering forwards from the potential inability of counterparties to meet the terms of the forwards or from unanticipated fluctuations in the value of the foreign currency relative to the U.S. dollar.

INCOME TAXES

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net capital gains to its shareholders. Therefore, no Federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders are recorded on the ex-dividend date. Tactical Asset Allocation Fund and Core Equity Fund declare dividends from net investment income on a quarterly basis. Utility Growth Fund declares dividends from net investment income on a monthly basis. International Equity Fund declares dividends from net investment income on an annual basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, differing treatment of unrealized gains and losses of futures contracts held by the Fund's corresponding Portfolio, and differing treatment of gains and losses realized in transactions denominated in foreign currency. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified to capital.

ORGANIZATIONAL COSTS

The costs related to the organization of each of the four Funds have been deferred and are being amortized by each Fund on a straight-line basis over a five-year period. As of June 30, 2000, organizational costs for Tactical Asset Allocation Fund and Utility Growth Fund have been fully amortized.

INVESTMENT INCOME & Expenses

The funds record daily their proportionate share of the Portfolios' income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis. Expenses of each Fund, other than expenses incurred pursuant to the Class A and Class C distribution and shareholder services plans, are allocated to the separate classes based on their relative net assets or other appropriate basis.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

Meeder Asset Management ("MAM"), a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with MAM, Miller/Howard Investments, Inc., Sector Capital Management, Inc., and Commercial Union Investment Management, Ltd. serve as subadviser of the Utilities Stock Portfolio, the Growth Stock Portfolio and the International Equity Fund, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc. For such services, the International Equity Fund pays MAM monthly fees at the annual rate of 1.00% of the average daily net asset value of the Fund.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of $15 per active shareholder account or 0.10% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets.

MAM has voluntarily agreed to reimburse the Funds for the amount by which annual expenses of each Fund including expenses allocated from its respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses) exceed certain limitations. Such reimbursement is limited to the total of fees charged to the Fund by RMA and MFSCo. The limitations currently in place are as follows:

                                                         ANNUAL EXPENSE
                                                         LIMITATION AS A
                                                         PERCENTAGE OF AVERAGE
FUND                                                     DAILY NET ASSETS

Tactical Asset Allocation Fund - Class A                         1.75%
Tactical Asset Allocation Fund - Class C                         2.15%
Utility Growth Fund - Class A                                    1.75%
Utility Growth Fund - Class C                                    2.25%
Core Equity Fund - Class A                                       1.75%
Core Equity Fund - Class C                                       2.00%
International Equity Fund                                        2.00%

Certain officers of the Funds and trustees of the Trust and the Portfolios are also officers or directors of MII, MAM and MFSCo.

Pursuant to Rule 12b-1 of the Act, each Fund has adopted two Distribution Plans (the "Plans") with Adviser Dealer Services (the "Distributor"). Under the provisions of the Plans, each Fund pays the Distributor an annual fee, at a maximum rate of 0.25% and 0.75% of average daily net assets of Class A shares and Class C shares, respectively, to aid in the distribution of Fund shares. Additionally, each Fund has adopted two Service Plans with the Distributor. Under the provisions of the Service Plans, each Fund pays the Distributor an annual fee, at a maximum rate of 0.25% of average daily net assets of Class A shares and Class C shares, to reimburse securities dealers for personal services or maintenance of shareholder accounts.

4.   SECURITIES TRANSACTIONS

For the six months ended June 30, 2000, the cost of purchases and proceeds from sales or maturities of long-term investments for the International Equity Fund were $8,176,593 and $8,075,494, respectively. The cost of investments for federal income tax purposes and for financial reporting purposes is substantially the same.

                       STATEMENTS OF ASSETS & LIABILITIES
                           JUNE 30, 2000 (UNAUDITED)


                                                                   Mutual        Utilities       Growth
                                                                    Fund           Stock          Stock
                                                                  Portfolio      Portfolio      Portfolio

Assets
      Investments, at market value*                              $141,812,874    $19,097,915    $60,591,411
      Repurchase agreements, at cost*                               5,974,000        766,000      5,975,000
      Trustee deferred compensation investments, at market value       85,100         14,920         33,155
      Cash                                                                606              2            199
      Receivable for securities sold                                        0              0         84,470
      Receivable for net variation margin on futures contracts        113,625              0         35,350
      Receivable from corresponding Fund                                    0              0              0
      Interest and dividend receivable                                512,085         30,664         40,998
      Prepaid expenses/other assets                                         0          1,734            738
Total Assets                                                      148,498,290     19,911,235     66,761,321

Liabilities
      Payable for securities purchased                                      0              0         99,913
      Payable for Trustee Deferred Compensation Plan                   85,100         14,920         33,155
      Payable to investment advisor                                   102,820         17,652         54,558
      Accrued fund accounting fees                                      4,708          2,240          3,841
      Other accrued liabilities                                        13,321          7,304         21,136
Total Liabilities                                                     205,949         42,116        212,603

Total Net Assets                                                 $148,292,341    $19,869,119    $66,548,718

Net Assets
      Capital                                                     146,897,520     18,354,599     52,805,782
      Net unrealized appreciation of investments                    1,394,821      1,514,520     13,742,936
Total Net Assets                                                 $148,292,341    $19,869,119    $66,548,718

*Securities at cost                                              $146,505,678    $18,349,395    $52,858,825

                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)


                                                                                Mutual     Utilities      Growth
                                                                                 Fund        Stock        Stock
                                                                              Portfolio    Portfolio    Portfolio
Net Investment Income
    Interest                                                                 $3,036,569      $12,750     $154,316
    Dividends                                                                   193,257      269,733      316,324
Total Net Investment Income                                                   3,229,826      282,483      470,640

Expenses
    Investment advisor                                                          632,371       93,678      306,327
    Accounting                                                                   26,836       11,882       21,072
    Trustee                                                                      26,340        5,078       11,402
    Audit                                                                         6,554        7,058        7,562
    Custodian                                                                     7,864        2,570       14,767
    Legal                                                                         1,143        1,143        1,143
    Insurance                                                                       353           15           55
    Other                                                                         3,919        3,919        3,919
Total Expenses                                                                  705,380      125,343      366,247
Investment advisor fees waived                                                        0            0            0
Total Net Expenses                                                              705,380      125,343      366,247

Net Investment Income (Loss)                                                  2,524,446      157,140      104,393

Realized and Unrealized Gain (Loss) from Investments
    Net realized gain (loss) from futures contracts                          (6,580,650)           0     (258,025)
    Net realized gain (loss) from investment transactions and                   717,088    1,351,765    2,574,069
    distributions of realized gains by other investment companies
    Net change in unrealized appreciation (depreciation) of investments     (15,910,160)    (556,820)  (2,946,249)
Net Gain (Loss) on Investments                                              (21,773,722)     794,945     (630,205)

Net Increase (Decrease) in Net Assets Resulting from Operations            ($19,249,276)    $952,085    ($525,812)

*  Operations commenced on February 29, 2000.

                      STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
                        AND YEAR ENDED DECEMBER 31, 1999


                                                      MUTUAL FUND PORTFOLIO    UTILITIES STOCK PORTFOLIO    GROWTH STOCK PORTFOLIO

                                                      Six months                 Six months               Six months
                                                        ended        Year         ended       Year          ended          Year
                                                        6/30/00      ended       6/30/00      ended        6/30/00         ended
                                                      (unaudited)   12/31/99    (unaudited)  12/31/99    (unaudited)      12/31/99
Increase (Decrease) in Net Assets
Operations
    Net investment income (loss)                       $2,524,446   $2,644,273    $157,140     $289,856      $104,393      $229,647
    Net realized gain (loss) from investments
      and futures contracts                            (5,863,562)  27,496,748   1,351,765    3,637,703     2,316,044     5,340,308
    Net change in unrealized appreciation
      (depreciation) of investments                   (15,910,160)  (5,909,917)   (556,820)  (1,322,044)   (2,946,249)    6,025,737
Net increase in net assets resulting from operations  (19,249,276)  24,231,104     952,085    2,605,515      (525,812)   11,595,692
Transactions of Investors' Beneficial Interests
                                  Contributions        24,570,426   67,402,736   5,508,339   11,399,891    20,298,281   105,405,498
                                  Withdrawals         (35,569,903) (53,900,433) (4,642,398)  (9,173,858)  (18,441,223) (102,951,461)
Net increase (decrease) in net assets resulting from
  transactions of investors' beneficial interests     (10,999,477)  13,502,303     865,941    2,226,033     1,857,058     2,454,037

Total Increase (Decrease) in Net Assets               (30,248,753)  37,733,407   1,818,026    4,831,548     1,331,246    14,049,729

Net Assets - Beginning of Period                      178,541,094  140,807,687  18,051,093   13,219,545    65,217,472    51,167,743

Net Assets - End of Period                           $148,292,341 $178,541,094 $19,869,119  $18,051,093   $66,548,718   $65,217,472

*  Date of commencement of operations.

See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                           Ratios/ Supplementary Data

MUTUAL FUND PORTFOLIO                              Six months           Year           Year          Year        Year         Year
                                                     ended             ended          ended         ended       ended        ended
                                                     6/30/00         12/31/99       12/31/98      12/31/97    12/31/96     12/31/95
                                                   (Unaudited)

Net assets, end of period ($000)                   $148,292          $178,541       $140,808      $144,533    $135,540     $122,109
Ratio of expenses to average net assets                0.85%(1)          0.86%          0.91%         0.89%       0.87%        0.95%
Ratio of net investment income to average net assets   3.06%(1)          1.69%          1.56%         2.08%       1.86%        1.26%
Portfolio turnover rate                              118.33%(2)        787.66%        128.31%       395.42%     297.41%      186.13%

(1) Annualized.
(2) Not annualized.


UTILITY STOCK PORTFOLIO                                Six months      Year       Year        Year         Year       Period from
                                                        ended          ended      ended       ended        ended      6/21/95* to
                                                       6/30/00        12/31/99   12/31/98    12/31/97     12/31/96     12/31/95
                                                      (Unaudited)

Net assets, end of period ($000)                       $19,869         $18,051    $13,220     $10,670       $7,964      $4,291
Ratio of expenses to average net assets                   1.34%(1)        1.35%      1.44%       1.60%        1.61%       2.32%(1)
Ratio of net investment income to average net assets      1.67%(1)        1.94%      1.73%       1.79%        2.24%       2.09%(1)
Ratio of expenses to average net assets                   1.34%(1)        1.35%      1.46%       1.65%        1.66%       2.40%(1)
  before directed brokerage payments
Ratio of net investment income to average net assets      1.67%(1)        1.94%      1.71%       1.74%        2.19%       2.01%(1)
  before directed brokerage payments
Portfolio turnover rate                                  24.56%(2)       69.20%     51.36%      41.22%       50.79%       5.06%(2)

(1) Annualized.
(2) Not annualized.
*  Date of commencement of operations.

See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                           Ratios/ Supplementary Data


GROWTH STOCK PORTFOLIO                                    Six months       Year         Year       Year        Year        Year
                                                            ended          ended        ended      ended       ended       ended
                                                            6/30/00       12/31/99    12/31/98    12/31/97    12/31/96    12/31/95
                                                          (Unaudited)

Net assets, end of period ($000)                           $66,549         $65,217     $51,168     $33,394     $24,414     $24,537
Ratio of expenses to average net assets                       1.13%(1)        1.15%       1.25%       1.34%       1.24%       1.25%
Ratio of net investment income to average net assets          0.32%(1)        0.39%       0.77%       0.83%       2.33%       3.78%
Ratio of expenses to average net assets before                1.13%(1)        1.16%       1.26%       1.34%       1.24%       1.25%
waiver of fees and/or directed brokerage payments
Ratio of net investment income to average net assets          0.32%(1)        0.38%       0.76%       0.83%       2.33%       3.78%
before waiver of fees and/or directed brokerage payments
Portfolio turnover rate                                      27.10%(2)       51.22%      79.98%     129.79%      81.66%     337.57%

(1) Annualized.
(2) Not annualized.

                     MEEDER ADVISOR FUNDS SEMI-ANNUAL REPORT

                          NOTES TO FINANCIAL STATEMENTS

                            JUNE 30, 2000 (UNAUDITED)


1.   ORGANIZATION

Each Fund of the Meeder Advisor Funds Trust (f/k/a The Flex-Partners Trust) (the "Trust") invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Portfolio is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York. Each Declaration of Trust permits the Trustees, who are the same for each Portfolio, to issue beneficial interests in each Portfolio.

The investment objective of each Portfolio is as follows:

         The Mutual Fund Portfolio seeks growth of capital through investment in the shares of other mutual funds.

         The Utilities Stock Portfolio seeks a high level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, it will not invest in electric utilities whose generation of power is derived from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective.

         The Growth Stock Portfolio seeks capital growth by investing in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

The financial statements of the Funds are included elsewhere in this report.

2.   SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Portfolios obtain prices from independent pricing services which use valuation techniques approved by the Board of Trustees.

Money market securities held in the Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

REPURCHASE AGREEMENTS

Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

DEFERRED TRUSTEE COMPENSATION

Under a Deferred Compensation Plan (the "Plan") non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of the Flex-funds and Meeder Advisor Funds. Deferred amounts remain in the Portfolios until distributed in accordance with the Plan.

FUTURES & Options

Each Portfolio may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record realized gains or losses for the daily variation margin when they are recorded as gains or losses from futures contracts.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to current market value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

During the six months ended June 30, 2000, the Portfolios had the following activity in futures contracts:

LONG CONTRACTS
                                      NUMBER OF CONTRACTS   NOTIONAL AMOUNT

  Mutual Fund Portfolio:
    Outstanding, beginning of year                 ---               $---
    Contracts opened                               671        239,497,125
    Contracts closed                              (626)      (222,981,000)
    Outstanding, end of year                        45        $16,516,125
  ================================= ===================== ===================
  Growth Stock Portfolio:
    Outstanding, beginning of year                  10         $3,610,500
    Contracts opened                                56         20,346,200
    Contracts closed                               (52)       (18,818,350)
    Outstanding, end of year                        14         $5,138,350
  --------------------------------- --------------------- -------------------


LETTER OF CREDIT

Each Portfolio has pledged as collateral a U.S. Government security, cash or other high-grade debt security solely for the benefit of ICI Mutual Insurance Co. for the Portfolios' fidelity bond coverage.

INCOME TAXES

The Portfolios will be treated as a partnership for Federal income tax purposes. As such, each investor in the Portfolios will be subject to taxation on its share of the Portfolios' ordinary income and capital gains. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provision is required.

SECURITIES TRANSACTIONS

The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and accretion of discount) is recognized as earned.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

Meeder Asset Management ("MAM"), a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with MAM, Miller/Howard Investments, Inc. and Sector Capital Management, Inc. serve as subadvisor of the Utilities Stock Portfolio and Growth Stock Portfolio, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc.

For such services the Portfolios pay monthly fees based upon the average daily value of each Portfolio's net assets at the following annual rate: 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million. As subadviser to the Utilities Stock Portfolio, Miller/Howard Investments, Inc. is paid 0.00% of the 1.00% of average daily net assets up to $10 million, 0.40% of the 1.00% of average daily net assets exceeding $10 million up to $50 million, 0.40% of the 0.75% of average daily net assets net assets exceeding $50 million up to $60 million, 0.30% of the 0.75% of average daily net assets exceeding $60 million up to $100 million and 0.25% of the 0.60% of average daily net assets exceeding $100 million. As subadviser to the Growth Stock Portfolio, Sector Capital Management, Inc. is paid 0.30% of the 1.00% of average daily net assets up to $25 million, 0.70% of the 1.00% of average daily net assets exceeding $25 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.35% of the 0.60% of average daily net assets exceeding $100 million. Sector Capital Management, Inc. pays all sub-subadvisers 0.25% on all average net assets.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of:

         a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or

         b.       $7,500.

Certain officers and trustees of the Portfolios are also officers or directors of MII, MAM and MFSCo.

4.   SECURITIES TRANSACTIONS

For the six months ended June 30, 2000, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

PORTFOLIO                           PURCHASES                SALES

Mutual Fund Portfolio             $114,612,362            $219,613,844
Utilities Stock Portfolio            4,669,173               4,460,736
Growth Stock Portfolio              16,143,218              16,417,060


As of June 30, 2000, the aggregate cost basis of investments and unrealized appreciation (depreciation) for Federal income tax purposes was as follows:

PORTFOLIO                     COST BASIS OF     UNREALIZED      UNREALIZED        NET
                               INVESTMENTS     APPRECIATION    DEPRECIATION   UNREALIZED
                                                                             APPRECIATION

Mutual Fund Portfolio         $147,290,745      $1,288,002       ($678,248)      $609,754
Utilities Stock Portfolio       18,525,515       2,631,635      (1,293,235)     1,338,400
Growth Stock Portfolio          53,084,239      17,778,144      (4,260,622)    13,517,522

                         MANAGER AND INVESTMENT ADVISOR
                             Meeder Asset Management
                              6000 Memorial Drive
                                 P.O. Box 7177
                               Dublin, Ohio 43017

                    SUBADVISOR/THE UTILITIES STOCK PORTFOLIO
                        Miller/Howard Investments, Inc.
                    141 Upper Byrdcliffe Road, P.O. Box 549
                           Woodstock, New York 12498

                     SUBADVISOR/THE GROWTH STOCK PORTFOLIO
                        Sector Capital Management L.L.C.
                         5350 Poplar Avenue, Suite 490
                            Memphis, Tennesse 38119

                               BOARD OF TRUSTEES
                             Milton S. Bartholomew
                             Dr. Roger D. Blackwell
                                  James Didion
                               Charles Donabedian
                             Robert S. Meeder, Sr.
                             Robert S. Meeder, Jr.
                                Jack Nicklaus II
                                 Walter L. Ogle
                               Philip A. Voelker

                                   CUSTODIAN
                          Firstar Bank, N.A. Cincinnati
                             Cincinnati, Ohio 45201

                    TRANSFER AGENT DIVIDEND DISBURSING AGENT
                            Mutual Funds Service Co.
                              6000 Memorial Drive
                               Dublin, Ohio 43017

                                    AUDITORS
                                    KPMG LLP
                              Columbus, Ohio 43215

MEEDER ADVISOR FUNDS

6000 Memorial Drive
P.O. Box 7177
Dublin, Ohio 43017
800-494-3539

Distributed by Adviser Dealer Services, Inc.